                                                                   EXHIBIT 10.06

                      SHIPROCK - FOUR CORNERS PROJECT

                             345-kV SWITCHYARD

                         INTERCONNECTION AGREEMENT

                                  AMONG

                      ARIZONA PUBLIC SERVICE COMPANY

                         EL PASO ELECTRIC COMPANY

                  PUBLIC SERVICE COMPANY OF NEW MEXICO

    SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

                    SOUTHERN CALIFORNIA EDISON COMPANY

                      TUCSON ELECTRIC POWER COMPANY

                                   AND

                    PUBLIC SERVICE COMPANY OF COLORADO

         TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

                     WESTERN AREA POWER ADMINISTRATION

                          APS CONTRACT NO. 51999

Execution Copy

                         SHIPROCK - FOUR CORNERS PROJECT
                                345-KV SWITCHYARD
                            INTERCONNECTION AGREEMENT

                                Table of Contents
                                -----------------

Section                               Title                                                              Page No.
-------                               -----                                                              --------
1.      PARTIES.................................................................................................1
2.      RECITALS................................................................................................1
3.      ENTIRE AGREEMENT........................................................................................2
4.      SECTION HEADINGS AND DEFINITIONS........................................................................3
        4.1      230-kV Switchyard..............................................................................3
        4.2      230-kV Switchyard Agreement....................................................................3
        4.3      230-kV Switchyard Termination Facilities.......................................................3
        4.4      345-kV Switchyard..............................................................................4
        4.5      Accounting Practice............................................................................4
        4.6      Agreement......................................................................................4
        4.7      Apparatus .....................................................................................4
        4.8      Capital Improvements...........................................................................4
        4.9      Common Facilities..............................................................................4
        4.10     Common Facilities Use Fee......................................................................4
        4.11     Construction Budget ...........................................................................4
        4.12     Construction Costs ............................................................................4
        4.13     Construction Schedule .........................................................................5
        4.14     Construction Work..............................................................................5
        4.15     Co-Tenancy Agreement...........................................................................5
        4.16     Cost Responsibility Ratio ("CRR")..............................................................5
        4.17     Due Date.......................................................................................5
        4.18     E&O Committee..................................................................................5
        4.19     Enlarged Switchyard............................................................................5
        4.20     FERC...........................................................................................5
        4.21     Four Corners Participants......................................................................5
        4.22     Four Corners Project...........................................................................6
        4.23     Function(s)....................................................................................6
        4.24     Future Breaker Work............................................................................6

                                      i

        4.25     Good Utility Practice..........................................................................6
        4.26     In-Service Date................................................................................6
        4.27     Interconnection Facilities.....................................................................6
        4.28     Interconnection Participants...................................................................6
        4.29     ITCC...........................................................................................6
        4.30     Leased Lands...................................................................................6
        4.31     Operating Agent................................................................................6
        4.32     Operating Agreement............................................................................7
        4.33     Operating Emergency............................................................................7
        4.34     Operating Work.................................................................................7
        4.35     RUS............................................................................................7
        4.36     Shiprock-Four Corners Transmission Line........................................................7
        4.37     Shiprock Substation............................................................................7
        4.38     Switchyard Addition............................................................................7
        4.39     Willful Action.................................................................................8
        4.40     Work Liability.................................................................................8
5.      EFFECTIVE DATE AND TERMINATION..........................................................................9
        5.1      Effective Date.................................................................................9
        5.2      FERC Acceptance and RUS Approval Without Conditions or Modifications...........................9
        5.3      FERC Acceptance and RUS Approval With Conditions or Modifications..............................9
        5.4      Parties' Acceptance...........................................................................10
        5.5      Non-Acceptance by a Party.....................................................................10
        5.6      Termination Date..............................................................................10
        5.7      Notice........................................................................................10
6.      GRANT..................................................................................................11
7.      OWNERSHIP..............................................................................................11
        7.1      Interconnection Facilities....................................................................11
        7.2      345-kV Switchyard.............................................................................11
        7.3      Switchyard Addition...........................................................................11
        7.4      Designation of Ownership......................................................................11
8.      OPERATING AGENT........................................................................................11
        8.1      Operating Agent...............................................................................11
        8.2      Outage........................................................................................11
        8.3      Relocation....................................................................................12

                                      ii

        8.4      Performance...................................................................................12
9.      COORDINATION AND EXCHANGE OF INFORMATION...............................................................13
10.     DESIGN AND CONSTRUCTION................................................................................13
11.     PAYMENT FOR USE OF COMMON FACILITIES...................................................................15
12.     COST RESPONSIBILITY RATIO..............................................................................15
        12.1     Purpose.......................................................................................15
        12.2     Method........................................................................................15
13.     ALLOCATION OF COSTS....................................................................................15
        13.1     Costs of Construction Work....................................................................15
        13.2     Costs of Operating Work.......................................................................16
        13.3     Costs of Capital Improvements.................................................................16
        13.4     Common Facilities.............................................................................16
        13.5     Costs of Insurance............................................................................16
        13.6     Cost of Future Breaker Work...................................................................16
14.     PAYMENT................................................................................................16
        14.1     Budget Submittal..............................................................................16
        14.2     Budget Approval...............................................................................16
        14.3     Invoices......................................................................................17
        14.4     Late Payment..................................................................................18
        14.5     Disputed Charges..............................................................................18
15.     OPERATING PRINCIPLES...................................................................................18
        15.1     Entitlement...................................................................................18
        15.2     Curtailment...................................................................................19
        15.3     Reactive Power................................................................................19
16.     OPERATING EMERGENCY....................................................................................19
        16.1     345-kV Switchyard and Switchyard Addition.....................................................19
        16.2     Interconnection Facilities....................................................................20
        16.3     Notice........................................................................................20
        16.4     Duties........................................................................................20
        16.5     Restoration Without Agreement.................................................................21
        16.6     Report........................................................................................21
17.     REMOVAL OF 230-KV SWITCHYARD TERMINAL FACILITIES.......................................................21
18.     REMOVAL OF INTERCONNECTION FACILITIES..................................................................21
19.     SPINNING RESERVES......................................................................................22

                                      iii

20.     WESTERN SYSTEMS COORDINATING COUNCIL COMPLIANCE........................................................22
21.     SCHEDULING AND DISPATCHING.............................................................................22
        21.1     Procedures....................................................................................22
        21.2     Schedules.....................................................................................22
        21.3     230-kV Switchyard Delivery Points.............................................................22
22.     OTHER AGREEMENT........................................................................................23
23.     TAXES    ..............................................................................................23
        23.1     Assessments...................................................................................23
        23.2     Responsibility................................................................................23
        23.3     Taxes Other Than Income Taxes.................................................................23
        23.4     Income Taxes..................................................................................25
24.     INSURANCE..............................................................................................25
        24.1     Interconnection Facilities....................................................................25
        24.2     Insureds......................................................................................25
25.     LIABILITY..............................................................................................25
        25.1     Covenant Not to Execute.......................................................................25
        25.2     Insurance Proceeds............................................................................26
        25.3     Responsibility for Work Liability.............................................................26
        25.4     Willful Action................................................................................26
        25.5     Customer Claims...............................................................................27
        25.6     Limitation of Liability.......................................................................27
        25.7     No Relief of Insurer..........................................................................28
26.     UNCONTROLLABLE FORCES..................................................................................28
27.     RELATIONSHIP OF THE PARTIES............................................................................28
28.     SUCCESSORS AND ASSIGNS.................................................................................29
        28.1     Binding.......................................................................................29
        28.2     Notice........................................................................................29
        28.3     Conditions....................................................................................29
29.     AUDITS.................................................................................................29
        29.1     Right.........................................................................................29
        29.2     Conditions....................................................................................29
        29.3     Costs.........................................................................................30
        29.4     Record Retention Period.......................................................................30
        29.5     Notice........................................................................................30

30.     DEFAULTS...............................................................................................30
        30.1     Payment Default...............................................................................30
        30.2     Performance Default...........................................................................30
        30.3     Cure of Default...............................................................................31
        30.4     Default Remedy................................................................................31
31.     ARBITRATION............................................................................................32
32.     NONDEDICATION OF FACILITIES............................................................................33
33.     APPROVALS..............................................................................................33
        33.1     Approvals.....................................................................................33
        33.2     Fees..........................................................................................33
        33.3     Regulatory Filings............................................................................34
34.     GOVERNING LAW AND VENUE................................................................................34
35.     NOTICES................................................................................................34
36.     GENERAL PROVISIONS.....................................................................................37
        36.1     Severability..................................................................................37
        36.2     Third Party Rights............................................................................37
        36.3     Waiver........................................................................................37
        36.4     Survival of Obligations and Liabilities.......................................................37
        36.5     Amendments and Revisions to Exhibits..........................................................37
        36.6     Environmental Compliance......................................................................37
        36.7     Contingent Upon Appropriations................................................................37
        36.8     Equal Opportunity Employment Practices........................................................38
        36.9     Use of Convict Labor..........................................................................38
37.     EXECUTION..............................................................................................38
        37.1     Execution by Counterparts.....................................................................38
        37.2     Execution and Delivery........................................................................38
38.     SIGNATURE CLAUSE.......................................................................................39

                                   APPENDICES

APPENDIX A - FERC ORDER AND RUS APPROVAL.......................................................................A-1

                                    EXHIBITS
                                    --------

EXHIBIT 1 - ENLARGED SWITCHYARD DIAGRAM........................................................................E1-1
EXHIBIT 2 - INTERCONNECTION FACILITIES.........................................................................E2-1
EXHIBIT 3 - COMMON FACILITIES COSTS............................................................................E3-1
EXHIBIT 4 - ALLOCATION OF COMMON FACILITIES COSTS..............................................................E4-1
EXHIBIT 5 - CALCULATION OF COMMON FACILITIES USE FEE...........................................................E5-1
EXHIBIT 6 - %-RESPONSIBILITY FOR COSTS.........................................................................E6-1
EXHIBIT 7 - COST RESPONSIBILITY RATIO (CRR)....................................................................E7-1
EXHIBIT 8 - METHOD OF DETERMINING INSURANCE EXPENSES
                  FOR COMMON FACILITIES........................................................................E8-1
EXHIBIT 9 - INTERCONNECTION FACILITIES CONSTRUCTION BUDGET.....................................................E9-1
EXHIBIT 10 - DETERMINATION OF ITCC COMPOSITE RATE.............................................................E10-1
EXHIBIT 11 - CONSTRUCTION COSTS...............................................................................E11-1
EXHIBIT 12 - CONSTRUCTION SCHEDULE............................................................................E12-1

                                      vi

                         SHIPROCK - FOUR CORNERS PROJECT
                                345-KV SWITCHYARD
                           INTERCONNECTION AGREEMENT

1.       PARTIES
         -------
         The Parties to this SHIPROCK - FOUR CORNERS PROJECT 345-KV SWITCHYARD INTERCONNECTION AGREEMENT are: ARIZONA PUBLIC SERVICE COMPANY ("APS"), an Arizona corporation; EL PASO ELECTRIC COMPANY ("EPE"), a Texas corporation; PUBLIC SERVICE COMPANY OF COLORADO ("PSCO"), a Colorado corporation; PUBLIC SERVICE COMPANY OF NEW MEXICO ("PNM"), a New Mexico corporation; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT ("SRP"), an agricultural improvement district organized and existing under the laws of the State of Arizona; SOUTHERN CALIFORNIA EDISON COMPANY ("SCE"), a California corporation; TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC. ("Tri-State"), a Colorado cooperative corporation doing business in the states of Colorado, Nebraska, New Mexico, and Wyoming; TUCSON ELECTRIC POWER COMPANY ("TEP"), an Arizona corporation, formerly known as Tucson Gas & Electric Company; and THE UNITED STATES OF AMERICA acting by and through the Administrator, Western Area Power Administration, Department of Energy ("Western"), represented by the officer executing this Agreement or a duly appointed successor; individually referred to as "Party" and collectively as "Parties".

2.       RECITALS
         --------
         This Agreement is made with reference to the following facts, among others:
         2.1 The Four Corners Participants, as defined in Section 4.21, are owners of the 345-kV Switchyard, located near Farmington, New Mexico;
         2.2 The Interconnection Participants, as defined in Section 4.28, have upgraded the Shiprock-Four Corners Transmission Line for operation at 345-kV and desire to relocate said transmission line termination from the 230-kV Switchyard to the 345-kV Switchyard pursuant to this Agreement;
         2.3 By resolution dated February 15, 1995, the E&O Committee recommended approval of the relocation of the Four Corners' termination of Western's Shiprock-Four Corners Transmission Line from the 230-kV Switchyard to the 345-kV Switchyard, subject to: i) the conclusion of negotiations between the Four Corners Participants and the Interconnection Participants on the terms and conditions for such terminal relocation, and

                  ii) the execution of an interconnection agreement. In a subsequent resolution dated August 18, 1999, the E&O Committee reaffirmed its resolution of the relocation of Western's Shiprock-Four Corners Transmission Line from the 230-kV Switchyard to the 345-kV Switchyard at Four Corners Project.
         2.4 The Parties anticipate that the interconnection and operation of the Shiprock-Four Corners Transmission Line at 345-kV will provide mutual benefits, which may include: 1) improvements in reliability, 2) increases in both scheduling and transfer capability, 3) a means of furnishing emergency assistance and
                  4) opportunities for increases in market sales, purchases, and/or exchanges of power and energy. Consequently, the Four Corners Participants are willing to permit the relocation of the Shiprock-Four Corners Transmission Line termination from the 230-kV Switchyard to the 345-kV Switchyard in accordance with the terms and conditions contained in this Agreement.
         2.5 APS acts on behalf of itself and as Operating Agent on behalf of the Four Corners Participants under the Operating Agreement. The Interconnection Participants desire that APS design, construct, own, operate, and maintain the Interconnection Facilities.
         2.6 The Parties understand that the Operating Agent may join an independent system operator (ISO) or regional transmission organization (RTO) under FERC jurisdiction. In the event the Operating Agent either joins or is required to conform to protocols of an ISO/RTO, the Parties agree that the Operating Agent may propose contractual language changes necessary to conform to the terms and conditions required by FERC's approval of the ISO/RTO in the form of an amendment to this agreement.
         2.7 This Agreement does not provide a right to transmit energy other than across the Enlarged Switchyard buses except and only to the extent that all necessary arrangements for transmission rights and service are in place. Nothing in this Agreement shall be deemed either expressly or implicitly to obligate any Party to provide or make available to the Interconnection Participants any transmission services, control area services, distribution services, or ancillary services for the transport of energy and the Four Corners Participants make no representation in this Agreement regarding the availability of such services. This Agreement provides no obligation for any Party to purchase, sell, transmit, or otherwise provide any rights other than the right to interconnect.

3.       ENTIRE AGREEMENT
         ----------------
         This Agreement embodies the entire agreement between the Parties concerning the subject matter hereof and supersedes all prior proposals, representations, negotiations, or letters whether written or oral with respect to the matters herein agreed to. The Parties shall not be bound by or be liable for any statement, representation, promise, inducement, or understanding of any kind relating to the subject matter hereof not set forth in this Agreement. This Agreement incorporates by reference all documents attached hereto and listed below or incorporated herein by reference. Included as appendices and exhibits to this Agreement and attached hereto are:

                  Appendix A - FERC ORDER AND RUS APPROVAL
                  Exhibit 1 - ENLARGED SWITCHYARD DIAGRAM
                  Exhibit 2 - INTERCONNECTION FACILITIES
                  Exhibit 3 - COMMON FACILITIES COSTS
                  Exhibit 4 - ALLOCATION OF COMMON FACILITIES COSTS
                  Exhibit 5 - CALCULATION OF COMMON FACILITIES USE FEE
                  Exhibit 6 - %-RESPONSIBILITY FOR COSTS
                  Exhibit 7 - COST RESPONSIBILITY RATIO (CRR)
                  Exhibit 8 - METHOD OF DETERMINING INSURANCE EXPENSES FOR
                              COMMON FACILITIES
                  Exhibit 9 - INTERCONNECTION FACILITIES CONSTRUCTION BUDGET
                  Exhibit 10 - DETERMINATION OF ITCC COMPOSITE RATE
                  Exhibit 11 - CONSTRUCTION COSTS
                  Exhibit 12 - CONSTRUCTION SCHEDULE

4.       SECTION HEADINGS AND DEFINITIONS
         --------------------------------
         Section headings in this Agreement are for convenience only and are not to be construed to define, limit, expand, interpret, or amplify the provisions of this Agreement. When initially capitalized in this Agreement or in amendments or exhibits hereto, the following words or phrases, whether in the singular or plural, shall have the meanings specified:
         4.1      230-kV Switchyard - The Four Corners 230-kV Switchyard and its
                  -----------------
                  related facilities located near Farmington, New Mexico, as described in Exhibit B to the 230-kV Switchyard Agreement.
         4.2      230-kV Switchyard Agreement - The 230-kV Switchyard Agreement,
                  ---------------------------
                  between APS, PNM, and SRP; dated May 23, 1969, as amended from time to time.
         4.3      230-kV Switchyard Termination Facilities - All related
                  ----------------------------------------
                  terminal facilities including circuit breakers, disconnect switches, and appurtenances, excluding line relaying equipment, for terminating the Shiprock-Four Corners Transmission Line in the 230-kV Switchyard.

         4.4      345-kV Switchyard - The Four Corners Project 345-kV Switchyard
                  -----------------
                  and its related facilities located near Farmington, New Mexico, as described in Exhibit 2 to the Co-Tenancy Agreement and as shown in Exhibit 1, Enlarged Switchyard Diagram, attached hereto. The 345-kV Switchyard does not include the Interconnection Facilities or the Switchyard Addition.
         4.5      Accounting Practice - Generally accepted accounting
                  -------------------
                  principles, applicable to electric utility operations, in accordance with FERC's "Uniform System of Accounts Prescribed for Public Utilities and Licensees, Subject to the Provisions of the Federal Power Act," in effect as of the date of this Agreement, and as such system of accounts may be amended, supplemented, or revised from time to time.
         4.6      Agreement - This document, as described in Section 3, Entire
                  ---------
                  Agreement, hereof, constitutes a contract among the Parties, as it may be amended from time to time.
         4.7      Apparatus - Any and all equipment, machinery, material, tools,
                  ---------
                  spare parts, accessories, and supplies furnished as a part of and necessary for Construction Work, together with all usual and appropriate fittings, attachments, appurtenances, appliances, and special tools necessary for erection and installation of the Interconnection Facilities.
         4.8      Capital Improvements - Any unit of property which is added to
                  --------------------
                  the Interconnection Facilities after the In-Service Date, the enlargement or betterment of any unit of property constituting a part of the Interconnection Facilities and the replacement of any unit of property constituting a part of the Interconnection Facilities, irrespective of whether such replacement constitutes an enlargement or betterment of that which it replaces, which additions, betterments, enlargements and replacements in accordance with Accounting Practice would be capitalized; provided, however, that the term Capital Improvements as used herein shall not include Future Breaker Work.
         4.9      Common Facilities - Those certain facilities of the 345-kV
                  -----------------
                  Switchyard described in Exhibit 3, Common Facilities, attached hereto.
         4.10     Common Facilities Use Fee - The one time payment by
                  -------------------------
                  Interconnection Participants for the non-exclusive use and benefit of the Common Facilities owned by the Four Corners Participants. The method for calculating such payment is set forth in Exhibit 5, Calculation of Common Facilities Use Fee, hereof.
         4.11     Construction Budget - The budget for the Construction Work
                  -------------------
                  attached hereto as Exhibit 9 or as such budget may be modified from time to time, in accordance with the provisions of this Agreement.
         4.12     Construction Costs - The costs to construct and install a
                  ------------------
                  345-kV terminus at the Enlarged

                  Switchyard to accommodate the transmission line from the Shiprock Substation, described in Exhibit 11 attached hereto.
         4.13     Construction Schedule - The time line for completing benchmark
                  ---------------------
                  events in the Construction Work as delineated in Exhibit 12, as such time line may be modified from time to time, in accordance with the provisions of this Agreement.
         4.14     Construction Work - All work performed pursuant to this
                  -----------------
                  Agreement, including without limitation, all engineering, design, contract preparation, purchasing, construction, supervision, negotiation, preparation and performance of construction agreements, resolution of disputes, other than disputes among Parties, pertaining to the construction of the Interconnection Facilities, acquisition of land or land rights, expediting, inspection, accounting, testing, and start-up for each component of the Interconnection Facilities, any actions of the Operating Agent pursuant to Section 10.3 herein, and preparation of operating and equipment manuals, all reports required by regulatory authorities and the conduct of hearings, conferences and other activities incidental to obtaining requisite permits, licenses and certificates for the construction and operation of each component of the Interconnection Facilities or any modification of Enlarged Switchyard facilities to accommodate the Interconnection Facilities.
         4.15     Co-Tenancy Agreement - The Four Corners Project Co-Tenancy
                  --------------------
                  Agreement, between APS, EPE, PNM, SRP, SCE, and TEP; dated July 19, 1966, as amended from time to time.
         4.16     Cost Responsibility Ratio ("CRR") - The ratio of
                  ---------------------------------
                  responsibility for costs allocated to the Interconnection Participants as described in Section 12, Cost Responsibility Ratio, hereof.
         4.17     Due Date - For billing invoices submitted by the Operating
                  --------
                  Agent with regard to this Agreement, payment shall be due by the first day of the month in which such expenses and costs are anticipated to be incurred, or forty-five (45) calendar days after Operating Agent submits an invoice, whichever last occurs.
         4.18     E&O Committee - The Engineering and Operating Committee,
                  -------------
                  established pursuant to the Operating Agreement, and having the additional responsibilities set forth in this Agreement.
         4.19     Enlarged Switchyard - The 345-kV Switchyard, the
                  -------------------
                  Interconnection Facilities, and the Switchyard Addition as shown in Exhibit 1, Enlarged Switchyard Diagram, attached hereto, including any modifications, additions, or interconnections thereto as may be made from time to time by any of the Parties or any third parties.
         4.20     FERC - Federal Energy Regulatory Commission or any successor
                  ----
                  organization.
         4.21     Four Corners Participants - APS, EPE, PNM, SRP, SCE, and TEP.
                  -------------------------

         4.22     Four Corners Project - As defined in Section 5.16 of the
                  --------------------
                  Co-Tenancy Agreement.
         4.23     Function(s) - Each 345-kV connection to the Enlarged
                  -----------
                  Switchyard buses through power circuit breakers, such as line connections, generator connections, or transformer connections.
         4.24     Future Breaker Work - Capital improvements to the 345-kV
                  -------------------
                  circuit breakers located in the Enlarged Switchyard, including, without limitation, replacement of such breakers and associated equipment, if it is determined by the Four Corners Participants upon completion of studies approved by the E&O Committee that one hundred percent (100%) of the continuous current carrying or interrupting capabilities of said breakers will be exceeded as a result of future additions, modifications, or interconnections which affect the Enlarged Switchyard; provided, however, that Future Breaker Work shall not include any replacement of circuit breakers due to obsolescence.
         4.25     Good Utility Practice - Any of the practices, methods, and
                  ---------------------
                  acts engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods, and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety, and expedition. Good Utility Practice is not intended to be limited to the optimum practice, method, or act to the exclusion of all others, but rather to be acceptable practices, methods, or acts generally accepted in the region.
         4.26     In-Service Date - The date that the initial Interconnection
                  ---------------
                  Facilities are capable of being placed into continuous operation as determined by Operating Agent and Interconnection Participants.
         4.27     Interconnection Facilities - The equipment and facilities,
                  --------------------------
                  including any equipment and facilities located outside the 345-kV Switchyard and which are placed on the Leased Lands, comprising the interconnection of the Shiprock-Four Corners Transmission Line to the 345-kV Switchyard, as described in
                  Exhibit 2, Interconnection Facilities, attached hereto, including any Capital Improvements as may be added thereto from time to time.
         4.28     Interconnection Participants - PSCO, Tri-State, and Western.
                  ----------------------------
         4.29     ITCC - The income tax component of contribution (ITCC) as
                  ----
                  described in Section 23.4, Income Taxes.
         4.30     Leased Lands - As defined in Section 5.19 of the Co-Tenancy
                  ------------
                  Agreement.
         4.31     Operating Agent - The Party that is appointed pursuant to
                  ---------------
                  Section 8, Operating Agent, hereof.

         4.32     Operating Agreement - The Four Corners Project Operating
                  -------------------
                  Agreement, between APS, EPE, PNM, SRP, SCE, and TEP; dated March 1, 1967, as amended from time to time.
         4.33     Operating Emergency - An unplanned event or circumstance which
                  -------------------
                  reduces or may reduce the amount of power and energy that could otherwise be scheduled by the Parties or any third party interconnected at the Enlarged Switchyard.
         4.34     Operating Work - Labor and material necessary for the
                  --------------
                  operation and maintenance of the Enlarged Switchyard including, but not limited to: engineering, contract preparation, purchasing, repair, removal, disposition, restoration, supervision, recruitment, expediting, inspection, accounting, testing, protection, use, management, replacement, retirement, reconstruction, material and supplies, inventory purchases, emergency spare parts, training expenses, operation, maintenance, and any maintenance work necessitated by an Operating Emergency. Operating Work shall not include the design and construction of capital improvements to the Enlarged Switchyard.
         4.35     RUS - United States Department of Agriculture, Rural Utilities
                  ---
                  Service (formerly known as Rural Electrification Administration, REA) or any successor organization. Under the authority of the Rural Electrification Act of 1936, RUS provides capital to electric utilities, through direct loans and loan guarantees, to upgrade, expand, maintain, and replace electric facilities to serve customers in rural areas. The United States, through RUS, is a noteholder of Tri-State. RUS Rules and Regulations and loan documents between RUS and Tri-State provide authority for RUS to review and approve certain Tri-State contracts. The terms of the Amended and Consolidated Loan Contract between Tri-State and RUS, dated November 13, 2001, requires submission by Tri-State of this Agreement for RUS approval.
         4.36     Shiprock-Four Corners Transmission Line - The 345-kV
                  ---------------------------------------
                  transmission line, owned by Western, between the Shiprock Substation, located at Shiprock, New Mexico, and Four Corners Project as defined in Section 5.15 of the Co-Tenancy Agreement. The transmission line is presently operated at 230-kV by Western and will be connected to the 345-kV Switchyard pursuant to this Agreement and, thereafter, will be operated at 345-kV.
         4.37     Shiprock Substation - A substation, owned and operated by
                  --------------------
                  Western, located near Shiprock, New Mexico.
         4.38     Switchyard Addition - An addition to the 345-kV Switchyard
                  -------------------
                  constructed, owned, operated, and maintained by APS, as shown in Exhibit 1, Enlarged Switchyard Diagram, attached hereto.

         4.39     Willful Action
                  --------------
                  4.39.1 Action taken or failed to be taken by a Party at the direction of its directors, members of its governing bodies, officers or employees having management or administrative responsibility affecting its performance under this Agreement, which action is knowingly or intentionally taken or failed to be taken with conscious indifference to the consequences thereof or with intent that injury or damage would result or would probably result therefrom.
                  4.39.2 Action taken or failed to be taken by a Party at the direction of its directors, members of its governing bodies, officers or employees having management or administrative responsibility affecting its performance under this Agreement, which action has been determined by final arbitration award or final judgment or judicial decree to be a material default under this Agreement and which occurs or continues beyond the time specified in such arbitration award or judgment or judicial decree for curing such default or, if no time to cure is specified therein, occurs or continues thereafter beyond a reasonable time to cure such default.
                  4.39.3 Action taken or failed to be taken by a Party at the direction of its directors, members of its governing bodies, officers, or employees having management or administrative responsibility affecting its performance under this Agreement, which action is knowingly or intentionally taken or failed to be taken with the knowledge that such action taken or failed to be taken is a material default under this Agreement.
                  4.39.4 The phrase "employees having management or administrative responsibility" as used herein means employees of a Party who are responsible for one or more of the executive functions of planning, organizing, coordinating, directing, controlling, and supervising such Party's performance under this Agreement; provided however, that with respect to employees of the Operating Agent, such phrase shall refer only to: i) the senior employee of the Operating Agent who is responsible for the operation of the Interconnection Facilities, and ii) anyone in the organizational structure of the Operating Agent between such senior employees and an officer of the Operating Agent.
                  4.39.5 For purposes of this Section 4.39, the term "Party" means each of the Parties to this Agreement, including the Operating Agent, acting in such capacity.
         4.40     Work Liability
                  --------------
                  Except as provided in Section 25.5, Customer Claims, hereof, liability of one or more

                  Parties for damages suffered by anyone other than a Party, whether or not resulting from the negligence or Willful Action of any Party, its directors, members of its governing bodies, officers, employees, or any other person or entity whose negligence or Willful Action could be imputed to such Party, resulting from the:
                               i) design, construction, use, maintenance, or ownership of the Interconnection Facilities; or,
                               ii)    performance or non-performance of
                                      Operating Work directly related to the
                                      Interconnection Facilities or the making of Capital Improvements.

5.       EFFECTIVE DATE AND TERMINATION
         ------------------------------
         5.1      Effective Date - Except for this Section 5.1, Effective Date,
                  --------------
                  through and including Section 5.6, Termination Date, and
                  Section 33, Approvals, hereof, which shall become effective when this Agreement is duly executed by and delivered to all Parties hereto, pursuant to Section 37.2, Execution And Delivery, hereof; this Agreement shall become effective upon RUS approval without modification or condition and acceptance for filing by FERC without modification or condition.
         5.2      FERC Acceptance and RUS Approval Without Conditions or
                  ------------------------------------------------------
                  Modifications - This Agreement shall be subject to acceptance
                  -------------
                  for filing by FERC without conditions or modifications and approval by RUS without conditions or modifications. If so accepted by FERC, Operating Agent shall provide copies of such notice of acceptance to the other Parties within fourteen (14) calendar days after the date of the FERC order. If so approved by RUS, Tri-State shall provide a copy of the letter or other communication relating to such acceptance from RUS to the other Parties within fourteen (14) calendar days after receipt by Tri-State. Operating Agent shall set forth such FERC notice and such RUS communication in Appendix A, FERC Order and RUS Approval, attached hereto.
         5.3      FERC Acceptance and RUS Approval With Conditions or
                  ---------------------------------------------------
                  Modifications - If FERC orders a hearing to determine whether
                  -------------
                  this Agreement is just and reasonable and, after such hearing, requires modifications of, or conditions to, any of the terms, conditions, rates or charges, or if FERC accepts the Agreement for filing but requires modifications of or conditions to any of the terms, conditions, rates, or charges, Operating Agent shall provide notice of such action by FERC to the other Parties within seven (7) calendar days after the date of the FERC order. If RUS requires modification of or conditions to any of the terms, conditions, rates or charges, Tri-State shall provide notice of such action by RUS to the other Parties within seven (7) calendar days after the date of the RUS notification.

         5.4      Parties' Acceptance - If no Party takes exception to the FERC
                  -------------------
                  or RUS actions within fourteen (14) calendar days after the postmark date of the notice provided pursuant to Section 5.3, FERC Acceptance and RUS Approval With Conditions or Modifications, hereof, this Agreement shall continue to be effective and the FERC and/or RUS-ordered modifications and conditions shall become a part of this Agreement. Operating Agent shall attach the FERC order and the RUS communication as Appendix A. The Parties shall amend the Agreement as necessary to comply with the ordered modifications and the Operating Agent shall re-file the amended Agreement with FERC and Tri-State shall re-file the amended Agreement with RUS.
         5.5      Non-Acceptance by a Party - Any Party or Parties which takes
                  -------------------------
                  exception to the FERC and/or RUS modifications or conditions shall, within fourteen (14) calendar days after the postmark date of the notice provided pursuant to Section 5.3, FERC Acceptance and RUS Approval With Conditions or Modifications, hereof, give notice to all the other Parties of such exception. In such event, the Parties shall promptly commence good faith negotiations to amend this Agreement in a manner acceptable to FERC and/or RUS and to provide similar benefits as the initial, executed Agreement to the Parties; provided, however, that if no such amendment is duly executed by all Parties within sixty (60) calendar days after the postmark date of the written notice of exception, or any extension thereof as may be agreed to by the representatives of all the Parties, this Agreement shall terminate upon the expiration of such time period and become null and void except with respect to Section 33.2, Fees, hereof, such fees shall survive the termination of this Agreement until satisfied.
         5.6      Termination Date - This Agreement shall terminate upon the
                  ----------------
                  first of the following events to occur: i) termination of this Agreement as provided in Section 5.5, Non-Acceptance by a Party, hereof; ii) the termination of the Co-Tenancy Agreement or of any successor agreement thereto; iii) failure of the In-Service Date to occur within five (5) years after the effective date of this Agreement or any extension of such five
                  (5) year period as may be agreed to by the representatives of all the Parties; iv) written agreement of all Parties to terminate this Agreement ; or v) termination pursuant to
                  Section 30.4.3 hereof, and upon acceptance of termination by FERC.
         5.7      Notice - As soon as practicable, Operating Agent shall notify
                  ------
                  each Party of the effective date and, upon termination, the termination date.

6.       GRANT
         -----
         Subject to the terms and conditions of this Agreement, each Four Corners Participant, to the extent of its interest therein, hereby grants to each Interconnection Participant the non-exclusive right to:
         i) Interconnect the Shiprock-Four Corners Transmission Line to the Enlarged Switchyard.
         ii) Situate the Interconnection Facilities within the Enlarged Switchyard as may be required.
         ii)     Use and benefit from the Common Facilities.

7.       OWNERSHIP
         ---------
         7.1      Interconnection Facilities - The Interconnection Facilities
                  --------------------------
                  shall be owned by APS.
         7.2      345-kV Switchyard - The 345-kV Switchyard and any capital
                  -----------------
                  improvements thereto shall continue to be owned by and remain the property of each Four Corners Participant to the extent of its interest therein, and Interconnection Participants shall have no ownership rights or interest therein except for the use thereof as provided in and during the term of this Agreement.
         7.3      Switchyard Addition - The Switchyard Addition shall continue
                  -------------------
                  to be owned by and remain the property of APS, and Interconnection Participants shall have no ownership rights or interest therein except for the use thereof as provided in and during the term of this Agreement.
         7.4      Designation of Ownership - The designation of ownership of
                  ------------------------
                  facilities by APS, as owner of the Switchyard Addition and Interconnection Facilities, as provided in this Agreement, shall not be construed in any way to limit, interfere with, or impair the respective rights of Four Corners Participants in their sole discretion to interconnect with, operate, maintain, expand, sell or otherwise dispose of the 345-kV Switchyard as they may deem necessary or appropriate, or of APS as owner of the Switchyard Addition, in its sole discretion, to operate, maintain, expand, sell or otherwise dispose of the Switchyard Addition as it may deem necessary or appropriate; provided, however, that the disposition or removal of the Interconnection Facilities will be subject to the terms and conditions of this Agreement.

8.       OPERATING AGENT
         ---------------
         8.1      Operating Agent - Operating Agent for the Interconnection
                  ---------------
                  Facilities shall be the Operating Agent of the Four Corners Project as designated pursuant to the Operating Agreement.
         8.2      Outage - The Operating Agent shall coordinate the duration and
                  ------
                  timing of any scheduled outage(s) of facilities required for installation of the Interconnection Facilities with all affected entities at the Enlarged Switchyard. If requested by the Interconnection Participants, Operating Agent will attempt to vary or adjust the timing of the outage(s) to coincide with Interconnection Participants' proposed Construction Schedule. Interconnection Participants shall be responsible, however, for additional costs, if any, excluding lost opportunity costs, incurred by the Four Corners Participants as a direct result of Interconnection Participants' variance request. As part of Operating Agent's response to Interconnection Participants request for a schedule variance, Operating Agent shall provide Interconnection Participants a good faith estimate of the additional costs incurred, if any.
         8.3      Relocation
                  ----------
                  8.3.1 At no cost to the Interconnection Participants in such capacity and with the prior approval of the E&O Committee, Operating Agent may relocate the Interconnection Facilities as necessary to accommodate a new interconnection to the Enlarged Switchyard.
                  8.3.2 With the prior approval of the E&O Committee, Operating Agent may relocate the Interconnection Facilities as necessary to conform to future modifications to the Enlarged Switchyard. If such relocation results in costs for the Four Corners Participants, the Interconnection Participants will be responsible, along with the Four Corners Participants, for their share of such costs based on the CRR as outlined in Section 12 and Exhibit 7 hereto.
                  8.3.3 Any costs for relocation of the Shiprock-Four Corners Transmission Line as a result of the relocation of the Interconnection Facilities under this Section 8.3, shall be included in the costs of such relocation.
                  8.3.4 In any such relocation, Operating Agent shall act to minimize the duration of any scheduled outages which may be required.
         8.4      Performance - Operating Agent shall perform its duties and
                  -----------
                  responsibilities in accordance with Good Utility Practice, and pursuant to the terms and conditions of this Agreement and the Operating Agreement. In the event any of the terms and conditions of this Agreement conflict with the terms and conditions of the Operating Agreement in regard to Operating Agent's performance of such duties and responsibilities, the terms and conditions of the Operating Agreement shall govern.

9.       COORDINATION AND EXCHANGE OF INFORMATION
         ----------------------------------------
         9.1 As a means of fostering the coordination and exchange of information on a prompt and orderly basis, in connection with matters under this Agreement, each Interconnection Participant shall be entitled to have one non-voting representative attend only that portion of the meetings of the E&O Committee relating to Enlarged Switchyard issues. Each Interconnection Participant shall give written notice to Operating Agent of its representative. Operating Agent shall provide timely notification of such E&O Committee meetings to Interconnection Participants' representatives.
         9.2 Each Interconnection Participant shall be entitled to have a non- voting representative attend the portion of any meeting of the E&O Committee which deals with the 345-kV Switchyard, unless the E&O Committee, acting in good faith, elects to go into executive session for any reason. The Operating Agent shall provide to the Interconnection Participants' E&O Committee representatives a copy of the proposed E&O Committee agenda at the same time such agenda is provided to the E&O Committee members.
         9.3 The Operating Agent will act in good faith to keep the Interconnection Participants fully and promptly advised of significant developments in connection with progress, performance, and completion of Construction Work. The Operating Agent will also hold project status meetings, scheduled at least quarterly, for the Interconnection Participants throughout the development and construction of the Interconnection Facilities. At such meetings, the Operating Agent's status report shall include, but not be limited to the following information: progress to date, the delivery status of all equipment ordered, and any determinations made by the Operating Agent regarding recommended changes, if any, to be made to the Construction Budget or Construction Schedule.
         9.4 The Interconnection Participants shall provide all the information requested by the Operating Agent. The Parties will act in good faith to communicate and coordinate information required to ensure the proper design of the Interconnection Facilities in order to assure proper overall system integration.

10.      DESIGN AND CONSTRUCTION
         -----------------------
         10.1 The Operating Agent shall be the project manager for developing and constructing the Interconnection Facilities and shall have authority over Construction Work as provided herein.
         10.2 The Operating Agent will act in good faith to design and construct, or cause to be designed and constructed, the Interconnection Facilities depicted in Exhibit 1 and listed in
                  Exhibit 2 hereto, in accordance with Good Utility Practice.
         10.3 The Operating Agent will act in good faith using Good Utility Practice to:

                  10.3.1 Purchase and procure such Apparatus and services as it may deem necessary or useful for the performance and completion of Construction Work, from any source or sources it may select.
                  10.3.2 Negotiate, execute, perform and enforce all construction and service agreements for the Construction Work.
                  10.3.3 Comply with any and all laws applicable to the performance of Construction Work, including without limitation all applicable laws, rules, and regulations for protection of the environment and all applicable provisions of any worker's compensation laws, and the terms and conditions of any contract, permit or license relating to the Interconnection Facilities.
                  10.3.4 Expend the funds advanced to the Operating Agent for the purposes of Construction Work as provided herein.
                  10.3.5 Keep and maintain records of monies received and expended, obligations incurred, credits accrued, estimates of Construction Costs (excluding ad valorem taxes or payments in lieu thereof and allowance for funds used during construction) and contracts entered into in the performance of Construction Work.
                  10.3.6 Obtain or cause to be obtained necessary construction permits, temporary access rights and other licenses and approvals requisite to performing and completing Construction Work.
                  10.3.7 Effect the completion of Construction Work in accordance with Section 8.2 hereof, Exhibit 9, Interconnection Facilities Construction Budget, and
                           Exhibit 12, Construction Schedule, attached hereto.
                  10.3.8 Prepare and distribute a final completion report to the Interconnection Participants as soon as practicable but not later than twelve (12) months after completing Construction Work, unless otherwise agreed.
                  10.3.9 Conduct appropriate tests to verify that specified characteristics of major equipment items have been achieved and, if necessary, make or cause to be made final equipment modifications to meet the specified requirements hereof.
                  10.3.10 Not suffer any liens to remain in effect unsatisfied against the Interconnection Facilities, (other than liens permitted under the Operating Agreement, if any, liens for taxes or assessments not yet delinquent, liens for labor and material not yet perfected, or undetermined charges or liens incidental to the performance of Construction Work); provided, however, that the Operating Agent shall not be required to pay or discharge any such lien as long as the Operating Agent in good faith, shall be contesting the same, which contest shall operate during the pendency thereof to prevent the collection or enforcement of such lien so contested.

11.      PAYMENT FOR USE OF COMMON FACILITIES
         ------------------------------------
         On or before the In-Service Date, the Interconnection Participants shall make the Common Facilities Use Fee payment to the Operating Agent for the accounts of the Four Corners Participants, in accordance with the Interconnection Participants' percentages as shown in Exhibit 6.

12.      COST RESPONSIBILITY RATIO
         -------------------------
         12.1     Purpose - The CRR shall be computed as set forth in Exhibit 7,
                  -------
                  Cost Responsibility Ratio, for the purpose of: (i) allocating to the Interconnection Participants a portion of the costs set forth in Section 13 below and the costs of any Work Liability, and (ii) initially determining the Common Facilities Use Fee payment pursuant to Section 11 hereof.
         12.2     Method - The CRR shall be recomputed by the Operating Agent in
                  ------
                  accordance with Exhibit 7, Cost Responsibility Ratio, attached hereto, to reflect the installation of any additional Function(s) in the Enlarged Switchyard and shall be effective upon the date of firm operation thereof. Upon completion of such recomputation, Operating Agent shall revise Exhibit 7 and, as soon thereafter as practicable, submit the revised
                  Exhibit 7 for approval pursuant to Section 36.5, Amendments and Revisions to Exhibits, hereof. Within thirty (30) calendar days after obtaining such approval, Operating Agent shall provide copies of the approved Exhibit 7 to the Parties.

13.      ALLOCATION OF COSTS
         -------------------
         Operating Agent shall calculate the costs and expenses of Construction Work, operation, maintenance, Capital Improvements, insurance, taxes, and Future Breaker Work, including but not limited to overhead expenses, applicable labor loading charges, administrative and general overhead expenses, all in accordance with Accounting Practice and the applicable provisions of the Operating Agreement and exhibits thereto, and shall allocate and charge to each Interconnection Participant its proportionate share as set forth in Exhibit 6, % - Responsibility For Costs, attached hereto, of such costs and expenses as set forth below:
         13.1     Costs of Construction Work - All expenses charged for
                  --------------------------
                  Construction Work.

         13.2     Costs of Operating Work
                  -----------------------
                  13.2.1   Operation - Interconnection Participants' CRR share
                           ---------
                           of all expenses charged for operation of the Enlarged Switchyard.
                  13.2.2   Maintenance
                           -----------
                           i) All expenses charged for maintenance of the Interconnection Facilities.
                           ii) Interconnection Participants' CRR share of all expenses charged for maintenance of the Common Facilities.
         13.3     Costs of Capital Improvements - All costs charged for Capital
                  -----------------------------
                  Improvements.
         13.4     Common Facilities - Interconnection Participants' CRR share of
                  -----------------
                  all capital improvements to Common Facilities.
         13.5     Costs of Insurance
                  ------------------
                  13.5.1 All expenses of insurance for or allocable to the Interconnection Facilities.
                  13.5.2 Interconnection Participants' CRR share of all expenses of insurance for or allocable to the Common Facilities.
                  13.5.3 Such insurance expenses shall be calculated in accordance with Exhibit 8, Method of Determining Insurance Expenses for Common Facilities.
         13.6     Cost of Future Breaker Work - All costs of Future Breaker Work
                  ---------------------------
                  for the Interconnection Facilities which are not recovered from a third party.

14.      PAYMENT
         -------
         All costs set forth in this Agreement shall be paid as follows:
         14.1     Budget Submittal - Operating Agent shall prepare an initial
                  ----------------
                  budget for the period from the In-Service Date to the end of Operating Agent's fiscal year in which the In-Service Date occurs and an annual budget thereafter for the estimated monthly expenses and costs allocated to Interconnection Participants pursuant to Section 13, Allocation of Costs, hereof, and for any other expenses and costs allocated to Interconnection Participants under this Agreement. Operating Agent shall submit such budgets to each Interconnection Participant and to the E&O Committee concurrently with its submittal of other budgets to the E&O Committee pursuant to the Operating Agreement; except, that the initial budget shall be submitted at least ninety (90) calendar days prior to the anticipated In-Service Date.
         14.2     Budget Approval - The budget for the estimated expenses of
                  ---------------
                  Operating Work related to the Interconnection Facilities and any other expenses and costs allocated to Interconnection Participants under this Agreement shall be subject to the approval of the E&O Committee.

                  The budget for the estimated costs of Capital Improvements shall be provided to the Interconnection Participants for their review. Operating Agent shall not make any Capital Improvements without prior review by the Interconnection Participants, except: i) in the case of an Operating Emergency pursuant to Section 16.1, 345-kV Switchyard and Switchyard Addition, and Section 16.2, Interconnection Facilities, hereof, or ii) if required by law, regulations or safety concerns applicable to the Enlarged Switchyard. The submittal of the budget to the Interconnection Participants for the estimated expenses of Operating Work and any other expenses and costs allocated to Interconnection Participants under this Agreement shall be for informational purposes only.
         14.3     Invoices
                  --------
                  14.3.1 Not less than forty-five (45) calendar days prior to the date payments are due hereunder to Operating Agent, Operating Agent shall submit invoices to each Interconnection Participant for the expenses and costs allocated to Interconnection Participants pursuant to this Agreement. The initial invoice will cover the month of the In-Service Date plus the following month. Each invoice shall indicate the month in which such expenses and costs are anticipated to be incurred. Payments shall be considered made on the date, and to the extent, that monies are actually received by Operating Agent.
                  14.3.2 As soon as practicable after incurring any costs provided for in this Agreement, a Four Corners Participant shall notify the Operating Agent of such costs and Operating Agent shall submit invoices to the Interconnection Participants as provided in
                           Section 14.3.1.
                  14.3.3 Each Interconnection Participant shall pay or cause to be paid to Operating Agent its proportionate share of amounts invoiced by Operating Agent under this Agreement by the Due Date. Each Interconnection Participant's share of expenses and costs hereunder shall be determined in accordance with Exhibit 6, % - Responsibility For Costs, attached hereto.
                  14.3.4 In the event that the monthly payments made, as projected in the budget, are either less than or greater than the amount of actual monthly costs incurred, the deficiency or excess for that month shall be debited or credited as appropriate, without interest, in the next succeeding monthly invoice after determination of the deficiency or excess; provided, however, that if such adjustment would occur after the termination of this Agreement, the adjustment shall be made by payment to or from Operating Agent, as appropriate.

         14.4     Late Payment - Invoiced amounts not paid to Operating Agent on
                  ------------
                  or before the Due Date specified herein, shall bear interest, prorated on a daily basis from the Due Date to the date of payment in full, at a rate specified in 18 CFR [sec].35.19(a)(2)iii.
         14.5     Disputed Charges
                  ----------------
                  14.5.1 If any Interconnection Participant disputes any portion of any amount specified in an invoice, such Interconnection Participant shall provide written notice of such dispute and documentation of the reason for disputing such amount to Operating Agent and to each of the other Interconnection Participants. Notwithstanding such dispute, such Interconnection Participant shall timely pay or cause to be paid its full share of the total payment specified in said invoice.
                  14.5.2 Operating Agent and such disputing Interconnection Participant shall audit the disputed amounts and, if they concur that an underpayment or overpayment has been made, such amount shall be debited or credited without interest to each affected Interconnection Participant in the next succeeding monthly invoice; provided, however, that if such adjustment occurs after the termination of this Agreement, the adjustment shall be made by payment to or from Operating Agent, as appropriate.
                  14.5.3 Disputes about charges not resolved by the audit provided for in Section 14.5.2 above, or by management representatives of the Operating Agent and Interconnection Participants(s) shall be arbitrated as provided in Section 31, Arbitration, hereof, except for Western which is subject to the Alternative Dispute Resolution Act, 5 U.S.C. 571-584.

15.      OPERATING PRINCIPLES
         --------------------
         15.1     Entitlement - Under normal operating conditions, each
                  -----------
                  Interconnection Participant shall have the right to deliver, receive, and exchange power and energy with any Four Corners Participant, or any third party who by agreement with any Four Corners Participant possesses such rights in the Enlarged Switchyard up to an amount equal to its share of the capacity of the Shiprock-Four Corners Transmission Line; provided, that such use shall not interfere with or impair: i) the rights or entitlements of any Four Corners Participant as set forth in
                  Section 24, Capacity Allocation of Switchyard Facilities, of the Operating Agreement, or of any Four Corners Participant in the existing electric transmission lines and switchyard facilities shown in Exhibit 1, Enlarged Switchyard Diagram, attached hereto; or ii) any Four Corners Participant's use of the facilities described in Section 24 of the Operating Agreement, or use of the existing electric transmission lines and switchyard facilities connected thereto as shown on Exhibit 1.
         15.2     Curtailment
                  -----------
                  15.2.1 If at any time the facilities described in Section 24 of the Operating Agreement, the Switchyard Addition, or any electric transmission line or switchyard facility connected thereto (all as shown on Exhibit 1, Enlarged Switchyard Diagram, attached hereto) cannot accommodate the power and energy schedules then existing due to adverse occurrences such as unscheduled power flow, operating emergencies, or abnormal operating conditions (collectively and individually, "Overload Conditions"), Operating Agent shall take whatever action it deems appropriate to relieve such Overload Conditions consistent with Good Utility Practice.
                  15.2.2   If actions taken by the Operating Agent pursuant to
                           Section 15.2.1 are not sufficient to relieve Overload Conditions, then schedules of power and energy, including those of Interconnection Participants, which in the sole judgment of Operating Agent contribute to such Overload Conditions, shall be curtailed upon the request of Operating Agent until such Overload Conditions no longer exist. The Parties shall share the remaining transmission capacity in proportion to each Party's entitlement in the transmission path requiring curtailment. Operating Agent shall limit the request for curtailment to an amount sufficient to relieve the Overload Conditions.
         15.3     Reactive Power - Except as the Parties may otherwise agree,
                  --------------
                  none of the Parties shall be obligated to provide or exchange reactive power with the other Parties. Each Party shall cooperate with the other Parties to minimize the unintended flow of reactive power between their electric utility systems.

16.      OPERATING EMERGENCY
         -------------------
         In the event of an Operating Emergency, the Operating Agent shall take any and all steps reasonably necessary and required to terminate the Operating Emergency, subject to the provisions of this Section 16.
         16.1     345-kV Switchyard and Switchyard Addition - In the event that
                  -----------------------------------------
                  the Operating Emergency results in the destruction of
                  or damage to the Interconnection Facilities and such destruction or damage impairs the operation of the 345-kV Switchyard and/or Switchyard Addition, Operating Agent shall have the authority to expend, in its sole discretion, whatever funds are necessary to repair, restore or reconstruct the damaged or destroyed Interconnection Facilities to the extent necessary to restore the operation of the 345-kV Switchyard and/or Switchyard Addition to substantially the same general condition as existed prior to the Operating Emergency. Each Interconnection Participant shall be obligated to pay its proportionate share, as determined in accordance with Exhibit 6, % - Responsibility For Costs, attached hereto, of the costs of such repair, restoration or reconstruction as soon as practicable but not later than set forth in Section 14.3, Invoices, hereof.
         16.2     Interconnection Facilities - In the event that the Operating
                  --------------------------
                  Emergency results in the destruction of or damage to the Interconnection Facilities and such destruction of or damage to the Interconnection Facilities does not impair the operation of the 345-kV Switchyard and/or Switchyard Addition, Operating Agent shall have the authority to expend, in its sole discretion, up to twenty-five thousand dollars ($25,000) to terminate such Operating Emergency. Each Interconnection Participant shall be obligated to pay its proportionate share, as determined in accordance with Exhibit 6, % - Responsibility for Costs, attached hereto, of the costs of such repair, restoration or reconstruction as soon as practicable but not later than set forth in Section 14.3, Invoices, hereof.
         16.3     Notice - After it is determined that an Operating Emergency
                  ------
                  exists, the Operating Agent shall promptly advise the Parties of the occurrence of the Operating Emergency, its nature, the steps taken or to be taken to terminate the Operating Emergency, and a preliminary estimate of the expenditures required to terminate the Operating Emergency.
         16.4     Duties - In the event the Operating Agent determines that the
                  ------
                  estimated amount required to terminate an Operating Emergency which affects the Interconnection Facilities and does not affect the 345-kV Switchyard or Switchyard Addition exceeds the amount which it is authorized to expend, the Operating Agent shall promptly notify the Interconnection Participants and shall call a meeting of the Interconnection Participants to be held not later than five (5) working days following such determination. At such meeting the Operating Agent shall submit the following information:
                  16.4.1 The estimated date when the Operating Emergency which affects the Interconnection Facilities can be terminated.
                  16.4.2 An estimate, prepared in accordance with Accounting Practice, of the costs to terminate the Operating Emergency.
                  16.4.3 The amount of overtime, if any, which would be paid in order to expedite the termination of such Operating Emergency.

                  16.4.4 Such other information as may be necessary and required to determine the manner in which such Operating Emergency is to be terminated.
         16.5     Restoration Without Agreement - In the event the
                  -----------------------------
                  Interconnection Participants and Operating Agent are unable to agree on the manner of repair, restoration or reconstruction of the Interconnection Facilities damaged or destroyed as a result of an Operating Emergency, Operating Agent, pending the resolution of such disagreement, shall be authorized to proceed, in its discretion, with any such repair, restoration or reconstruction in accordance with Good Utility Practice.
         16.6     Report - Following the termination of the Operating Emergency,
                  ------
                  the Operating Agent shall submit to the Parties a report containing a summary of the costs incurred and expenditures made in connection with the repair, restoration or reconstruction and such other information as may be required by the Parties.

17.      REMOVAL OF 230-KV SWITCHYARD TERMINATION FACILITIES
         ---------------------------------------------------
         At the time the Shiprock-Four Corners Transmission Line is removed from the terminal in the 230-kV Four Corners Switchyard, the Operating Agent may elect to remove or cause to be removed, the 230-kV Switchyard Termination Facilities. If the Operating Agent elects to remove said facilities and the cost of removing such facilities is greater than their salvage value, the Interconnection Participants will pay the removal costs less the salvage value. If the cost of removing the facilities is less than the salvage value, the Interconnection Participants will incur no expense whatsoever. If the Operating Agent elects not to remove the 230-kV Switchyard Termination Facilities, the Interconnection Participants will incur no expense then or in the future.

18.      REMOVAL OF INTERCONNECTION FACILITIES
         -------------------------------------
         No later than one-hundred and twenty (120) days after termination of this Agreement, unless otherwise mutually agreed, Operating Agent shall remove or cause to be removed the Interconnection Facilities, except for breaker No. 2036, deliver or cause to be delivered the salvageable material and equipment of the Interconnection Facilities to Western on behalf of the Interconnection Participants, and restore or cause to be restored the site to a clean and neat condition; provided, however, that Operating Agent shall repair or cause to be repaired any damage to the Enlarged Switchyard caused by such removal. In the event Operating Agent removes the Interconnection Facilities pursuant to this Section 18, each Interconnection Participant shall reimburse, or cause to be reimbursed, the Operating Agent for such Interconnection Participant's proportionate share (which share shall be determined in accordance with Exhibit 6, % - Responsibility For Costs, attached hereto) of the costs of such removal, disposition, repair, and restoration, except for damages caused by Willful Action. Such reimbursement shall be paid to Operating Agent on the basis of invoices submitted by Operating Agent to each Interconnection Participant pursuant to Section 14.3, Invoices, hereof. Costs associated with the disposition of breaker No. 2036 shall be negotiated between the Interconnection Participants and APS in its capacity as owner of the Switchyard Addition.

19.      SPINNING RESERVES
         -----------------
         Each Interconnection Participant shall provide or cause to be provided, maintain or cause to be maintained, or make arrangements for the maintenance of, spinning reserves in accordance with the requirements of either: i) the Principles of Interconnected Operation for Four Corners Project Interconnection Agreement, dated May 12, 1969, as it may be subsequently revised (as such is attached to a letter, dated May 14, 1969, signed by an authorized representative of each Four Corners Participant); or ii) the Minimum Operating Reliability Criteria approved on March 8, 1994, by the Western Systems Coordinating Council, as such may be revised and approved from time to time.

20.      WESTERN SYSTEMS COORDINATING COUNCIL COMPLIANCE
         -----------------------------------------------
         The Parties to this Agreement are members of the Western Systems Coordinating Council, or its successor, ("WSCC") and agree to comply by the terms and conditions of the WSCC Reliability Criteria Agreement and the WSCC Reliability Management Systems Agreement dated June 18, 1999, as may be revised and approved from time to time.

21.      SCHEDULING AND DISPATCHING
         --------------------------
         21.1     Procedures - Sixty (60) days prior to the In-Service Date, the
                  ----------
                  Parties shall establish mutually agreeable operating procedures that are in conformance with this Agreement and Good Utility Practice with respect to, among other things, curtailments, transmission losses, scheduling, and dispatching for transactions to be conducted by the Parties at the Enlarged Switchyard and at the Shiprock Substation.
         21.2     Schedules - Each Interconnection Participant desiring to
                  ---------
                  schedule power and energy at the Enlarged Switchyard shall submit or make arrangements to submit hourly schedules and any changes thereto in accordance with procedures to be established pursuant to Section 21.1, Procedures, hereof.
         21.3     230-kV Switchyard Delivery Points - The Parties to any
                  ---------------------------------
                  arrangements which provide for
                  power and energy exchanges at the present termination point of the Shiprock-Four Corners Transmission Line in the 230-kV Switchyard or for exchanges between such termination point and the 345-kV Switchyard shall pursue, as expeditiously as possible, revisions appropriate to such arrangements to provide for similar exchanges at the new termination point of the Shiprock-Four Corners Transmission Line in the Enlarged Switchyard as well as for exchanges between such termination point and points in the 230-kV Switchyard.

22.      OTHER AGREEMENT
         ---------------
         Except as otherwise set forth herein, should a conflict affecting only Four Corners Participants arise out of an inconsistency between the terms and conditions of this Agreement and the terms and conditions of the Operating Agreement, the terms and conditions of the Operating Agreement shall govern.

23.      TAXES
         -----
         23.1     Assessments - Each Interconnection Participant shall use its
                  -----------
                  best efforts to have any taxing authority imposing any property taxes or other taxes (excluding any sales or use taxes) or assessments on the Interconnection Facilities, impose such taxes or assessments directly upon each Interconnection Participant on the basis of its respective responsibility for such costs as set forth in Exhibit 6, %-Responsibility for Costs.
         23.2     Responsibility - Except as otherwise provided in this Section
                  --------------
                  23, all taxes and assessments (or contributions in lieu thereof) levied against the property interest of any Party shall be the sole responsibility of the Party upon whom said taxes and assessments are levied, unless such taxes and assessments are levied directly upon an individual Party on behalf of any or all of the other Parties, in which case such taxes and assessments shall be the responsibility of such Parties.
         23.3     Taxes Other Than Income Taxes - Each Interconnection
                  -----------------------------
                  Participant shall pay its CRR share of the amount of any federal, state, or local excise, transaction privilege, sales, business activity, gross receipts or similar tax, Navajo Nation taxes, or taxes imposed by any other entity with authority to impose such taxes ("Other Taxes"), incurred by the Four Corners Participants as a result of any payment made by the Interconnection Participants to the Four Corners Participants.
                  23.3.1 If, and in the event that, the New Mexico Taxation and Revenue Department, New Mexico cities or towns, Federal or other governmental units, or the Navajo Nation ("Taxing Entity") issues an assessment or notice of intent to assess (collectively, the "Assessment") to any Four Corners Participant for such Other Taxes and any associated interest and penalties:
                               i) Such assessed Four Corners Participant shall notify the Operating Agent of such tax and Operating Agent shall invoice the Interconnection Participants pursuant to
                                      Section 14.3, Invoices. Each
                                      Interconnection Participant agrees to pay the same to the Operating Agent and the assessed Four Corners Participant will make such payments to the Taxing Entity on behalf of the Interconnection Participants and the assessed Four Corners Participant. The assessed Four Corners Participant shall have the discretion to make such payment under protest if requested by the Interconnection Participant.
                               ii) Each Interconnection Participant shall pursue its legal remedies to the extent it desires, at its own cost and expense and with counsel and other personnel of its own choosing. In so doing, the assessed Four Corners Participant will cooperate with such Interconnection Participant to take such action or actions in the assessed Four Corners Participant's name whenever the same is required by law or otherwise appropriate in the circumstances; provided, however, that no Interconnection Participant shall take a position in said action that it knows to be inconsistent with the interests of the assessed Four Corners Participant without the express permission of such Four Corners Participant. The assessed Four Corners Participant may, at any time, withdraw this permission and notify the Interconnection Participant, applicable regulatory agency, or court that it has done so and its reasons for so doing.
                               iii) Each Interconnection Participant hereby agrees to reimburse fully the assessed Four Corners Participant for any tax, interest, penalty or other cost that may be found to be due and owing by the assessed Four Corners Participant as the result of, or arising out of, the assessed Four Corners Participant's receipt of its proportionate share of payment made by such Interconnection Participant pursuant to this Section 23.
                               iv) If any payment of Other Taxes made to a Four Corners Participant is found to be excessive or illegal by the appropriate jurisdictional authority, such excessive or illegal payment shall be refunded to the Interconnection Participant upon notice.

         23.4     Income Taxes
                  ------------
                  23.4.1 The Interconnection Participants shall be solely responsible for any income taxes imposed upon any of the Four Corners Participants with respect to the Interconnection Facilities costs and the Common Facilities Use Fees allocated to the Interconnection Participants herein (the "ITCC"). The ITCC percentages are shown on Exhibit 10.
                  23.4.2 The total ITCC, as a component of Interconnection Facilities costs and Common Facilities Use Fees, shall be paid by the Interconnection Participants to the Operating Agent in accordance with Section 14, Payment, herein, and be disbursed to the Four Corners Participants on an annual basis.
                  23.4.3 If an Interconnection Participant believes that all or any portion of any ITCC amount which it pays pursuant to this Agreement is not taxable due to any clarification of or change in law subsequent to the
                           Section 5.1, Effective Date, such Interconnection Participant may notify the Operating Agent and all of the Four Corners Participants of such clarification or change and the basis therefor, and the Parties will act in good faith, including all necessary communication and cooperation, to determine whether such a clarification or change has occurred.

24.      INSURANCE
         ---------
         24.1     Interconnection Facilities - Operating Agent shall procure and
                  --------------------------
                  maintain in force, or cause to be procured and maintained in force, so as to be effective as of the In-Service Date, appropriate insurance coverage on the Interconnection Facilities for liability, property, and surety exposures. Such insurance will be incorporated in or added to the coverages cited under Section 21, Operating Insurance, of the Operating Agreement, and if incorporated or added, Interconnection Participants shall be named as additional insureds to the extent permitted, and entitled to the coverages thereof.
         24.2     Insureds - Interconnection Participants shall be additional
                  --------
                  insureds to the extent permitted under the insurance coverage provided by Operating Agent pursuant to Section 24.1, Interconnection Facilities, hereof.

25.      LIABILITY
         ---------
         25.1     Covenant Not to Execute - Except for any debt resulting from
                  -----------------------
                  any award or judgment rendered pursuant to a disputed charge as provided for in Section 14.5 and including any award or judgment obtained by arbitration under Section 31 and except for any judgment debt for damage resulting from Willful Action and except to the extent any judgment debt is collectible from valid insurance provided hereunder and subject to the provisions of Sections 25.2, 25.3, 25.4, 25.5, and 25.6, each Party hereby extends to all other Parties, their directors, members of their governing bodies, officers, and employees its covenant not to execute, levy or otherwise enforce a judgment obtained against any of them, including recording or effecting a judgment lien, for any direct, indirect or consequential loss, damage, claim, cost, charge or expense, whether or not resulting from the negligence of such Party, its directors, members of its governing bodies, officers, employees, or any other person or entity whose negligence would be imputed to such Party from: i) the performance or nonperformance of the obligations of a Party under this Agreement, other than the obligation to pay any monies which have become due under the terms of this Agreement, ii) Operating Work and Construction Work directly related to the Interconnection Facilities, or
                  iii) the making of Capital Improvements.
         25.2     Insurance Proceeds - In the event any insurer providing
                  ------------------
                  insurance in accordance with Section 24, Insurance, hereof, refuses to pay any judgment obtained by a Party against another Party, its directors, members of its governing bodies, officers, or employees, on account of liability referred to in
                  Section 25.1, the Party, its directors, members of its governing bodies, officers, or employees against whom the judgment is obtained shall, at the request of the prevailing Party and in consideration of the covenant given in Section 25.1, execute such documents as may be necessary to effect an assignment of its contractual rights against the nonpaying insurer and thereby give the prevailing Party the opportunity to enforce its judgment directly against such insurer. In no event when a judgment debt is collectible from valid insurance provided in accordance with Section 24, Insurance, hereof, shall the prevailing Party execute, levy or otherwise enforce the judgment (including recording or effecting a judgment lien) against the Party, its directors, members of its governing bodies, officers, or employees, against whom the judgment was obtained.
         25.3     Responsibility for Work Liability - Except as provided in
                  ---------------------------------
                  Sections 25.4, 25.5 and 25.6, each Interconnection Participant shall pay its proportionate share, determined in accordance with Exhibit 6, % - Responsibility for Costs, attached hereto, of the costs and expenses, including but not limited to reasonable attorneys' fees, of discharging all Work Liability imposed upon one or more of the Parties for which payment is not made by the insurance provided hereunder.
         25.4     Willful Action - Each Party shall be responsible for any
                  --------------
                  damage, loss, claim, cost, charge
                  or expense that is not covered and paid by the insurance provided in accordance with Section 24, Insurance, hereof, and results from its own Willful Action as defined in Section
                  4.39 and such Party shall indemnify and hold harmless the other Parties, their directors, members of their governing bodies, officers and employees from any such damage, loss, claim, cost, charge or expense resulting from such Willful Action.
         25.5     Customer Claims - Except for liability resulting from Willful
                  ---------------
                  Action, which shall be the responsibility of the willfully acting Party, and subject to Section 25.6, any Party whose electric customer shall have a claim or bring an action against any other Party for any death, injury, loss or damage arising out of or in connection with electric service to such customer and caused by the operation or failure of operation of the Enlarged Switchyard or any portion thereof, shall indemnify and hold harmless such other Party, its directors, members of its governing bodies, officers and employees from and against any liability for such death, injury, loss or damage.
         25.6     Limitation of Liability - Except for Willful Action as defined
                  -----------------------
                  in Section 4.39 hereof, and except with respect to claims made by any Four Corners Participant against another Four Corners Participant for which the liability limits set forth below shall not apply hereunder or under the Operating Agreement, the aggregate liability of any Party to all other Parties for its Willful Action not covered by insurance provided in accordance with Section 24, Insurance, hereof, shall be determined as follows:
                  25.6.1 All such liability for damages, losses, claims, costs, charges or expenses of the Operating Agent shall not exceed $10,000,000 per occurrence. Interconnection Participants extend to the Operating Agent, its directors, members of its governing body, officers, and employees, a covenant not to execute, levy or otherwise enforce a judgment against the Operating Agent for any such aggregate liability in excess of $10,000,000 per occurrence.
                  25.6.2 Any claim based on Willful Action must be perfected by filing suit in a court of competent jurisdiction or settled or agreement reached within three years after the Willful Action occurs and is known or should reasonably be known by the claimant. All claims made after such three-year period relating to the same Willful Action shall be barred by this
                           Section 25.6.2. The award to each Interconnection Participant from the Operating Agent shall be determined as follows: Any Interconnection Participant who successfully files suit and obtains a judgment or settlement for remuneration, shall receive the lesser of (a) its final judgment awarded (or settlement made) or (b) its pro rata share of the $10,000,000 maximum recovery established in Section
                           25.6.1 hereof, based upon the ratio of the
                           unsatisfied portion of such Interconnection
                           Participant's judgment or settlement to the total unsatisfied portion of all such related judgments and settlements.
         25.7     No Relief of Insurer - The provisions of this Section 25 shall
                  --------------------
                  not be construed so as to relieve any insurer of its obligation to pay any insurance proceeds in accordance with the terms and conditions of any valid and collectible insurance policies provided in accordance with Section 24, Insurance, hereof.

26.      UNCONTROLLABLE FORCES
         ---------------------
         No Party shall be considered to be in default in the performance of its obligations hereunder (other than the obligation of said Party to make payment of invoices rendered hereunder) when a delay in or failure of performance shall be due to an Uncontrollable Force. The term "Uncontrollable Force" shall mean any cause beyond the reasonable control of a Party, including but not restricted to failure of or threat of failure of facilities, flood, earthquake, storm, fire, lightning, epidemic, war, riot, civil disturbance or disobedience, labor dispute, labor shortage, fuel shortage, transportation shortage, material shortage, sabotage, terrorist acts, regulation or restriction imposed by governmental or lawfully established authority, restraint by court order or public authority, which by exercise of due diligence such Party could not reasonably have been expected to avoid and which by exercise of due diligence it shall be unable to overcome. Nothing contained herein shall be construed so as to require a Party to settle any strike or labor dispute in which it may be involved. Any Party rendered unable to fulfill any of its obligations hereunder by reason of an Uncontrollable Force shall give prompt written notice of such fact to the other Parties and shall exercise due diligence to remove such inability with all reasonable dispatch.

27.      RELATIONSHIP OF THE PARTIES
         ---------------------------
         The covenants, obligations and liabilities of the Parties are intended to be several and not joint or collective and nothing contained herein shall ever be construed to create an association, joint venture, trust, or partnership, or to impose an association, joint venture, trust or partnership covenant, obligation, or liability on or with regard to any one or more of the Parties. Each Party shall be individually responsible for its own covenants, obligations, and liabilities as herein provided. No Party or group of Parties shall be under the control of nor shall be deemed to control any other Party or the Parties as a group. No Party shall be the agent of nor have a right or power to bind any other Party without its express written consent, except as expressly provided in this

         Agreement.

28.      SUCCESSORS AND ASSIGNS
         ----------------------
         28.1     Binding - This Agreement shall be binding upon and inure to
                  -------
                  the benefit of the Parties and their respective successors and assigns, or purchasers of any interests of the Parties in the Enlarged Switchyard.
         28.2     Notice - In the event any Party makes an assignment of its
                  ------
                  interest in this Agreement, such Party shall provide written notice of the assignment to each of the other Parties in accordance with Section 35, Notices, within thirty (30) days after such assignment becomes effective.
         28.3     Conditions - No assignment of this Agreement or of any
                  ----------
                  interest hereunder by an Interconnection Participant shall relieve the assigning or transferring Interconnection Participant from full liability and financial responsibility for performance under this Agreement unless and until: i) all Four Corners Participants consent in writing thereto, which consent shall not be unreasonably withheld or delayed, and ii) the assignee or transferee agrees in writing and demonstrates financial ability (which may include providing a reasonable form of security consistent with commercial practices) to assume all obligations and duties hereunder of the assigning or transferring Interconnection Participant. The assignee or transferee shall take and acquire such interest subject to all the terms and conditions of this Agreement.

29.      AUDITS
         ------
         29.1     Right - Subject to Section 29.2, Conditions, hereof, each
                  -----
                  Party shall have the right: i) to audit the Operating Agent's records with regard to any costs, payments, settlements, or other supporting information pertaining to this Agreement; and
                  ii) to designate its own representatives to perform such audit. Prior to requesting an audit, the requesting Party shall provide notice to the other Parties of its intent to audit, giving each non-requesting Party a reasonable amount of time to join in such audit. The Parties agree to fully cooperate with any such audit(s).
         29.2     Conditions - Any audit undertaken by a Party or Parties or by
                  ----------
                  the representatives thereof shall: i) be conducted only during Operating Agent's normal business hours; ii) be performed in conformance with generally accepted auditing standards; and
                  iii) be initiated within and be limited to the three (3) year period following the end of the calendar year in which the costs being audited were invoiced. In no event, however, shall Operating Agent be audited, pursuant to the provisions of this Agreement,
                  more than once in a calendar year.
         29.3     Costs - All costs and expenses of the auditing Party's or
                  -----
                  Parties' representatives, shall be the sole responsibility of the auditing Party or Parties.
         29.4     Record Retention Period - Operating Agent shall retain all
                  -----------------------
                  necessary records and documents for the three (3) year audit period specified in Section 29.2, Conditions, hereof, or until any audit in progress is completed or until any dispute arising from such audit is resolved, whichever condition requires the longer retention.
         29.5     Notice - Upon completion of any audit conducted hereunder, the
                  ------
                  auditing Party shall promptly make such audit results available to Operating Agent and each Party, and shall notify Operating Agent and each Party in writing of any exception taken as a result of an audit. If Operating Agent and such auditing Party determine that an exception reflects an error in billing, Operating Agent, in the next succeeding monthly invoice(s), shall credit or bill each Party for the amount of such exception, without interest.

30.      DEFAULTS
         --------
         Each Party shall perform all of its duties, obligations, and cost responsibilities pursuant to this Agreement. Any payment not made when due or any failure to perform any duty or obligation agreed to herein shall constitute a default under this Agreement.
         30.1     Payment Default - Upon a failure by any Party to pay any
                  ---------------
                  obligation(s) when due under this Agreement and upon a failure by any Party to make such payment within five (5) business days after receiving written notice from the Operating Agent of such failure to pay, Operating Agent shall, as soon as practicable, give written notice of such payment default to each Party and to each member of the E&O Committee. Upon cure of the default, Operating Agent shall notify each Party and each member of the E&O Committee of such cure.
         30.2     Performance Default - Upon the failure by any Party to perform
                  -------------------
                  any of its duties and obligations under this Agreement, other than a failure to make payment as provided in Section 30.1 herein, and upon the failure by any Party to perform such duty or obligation within thirty (30) calendar days after receiving written notice that such performance is due, Operating Agent, as soon as practicable, shall give written notice of such performance default to each Party and to each member of the E&O Committee. If the Operating Agent is in default, any other Party not in default, as soon as practicable, shall give written notice of such performance default to Operating Agent, to each Party, and to each member of the

                  E&O Committee. Upon cure of the default, the Party issuing such notice shall notify each Party and each member of the E&O Committee of such cure.
         30.3     Cure of Default - In the event of a default by any Party in
                  ---------------
                  any of the terms and conditions of this Agreement, the defaulting Party shall take all steps necessary to cure such default promptly and completely.
         30.4     Default Remedy
                  --------------
                  30.4.1 If within five (5) business days after receiving written notice of default pursuant to Section 30.1, Payment Default, hereof, or within thirty (30) calendar days after receiving written notice of default of Section 30.2, Performance Default, hereof, the defaulting Interconnection Participant does not cure the default, the non-defaulting Interconnection Participants shall remedy such default either by advancing the necessary funds and/or rendering the necessary service, with each non-defaulting Interconnection Participant contributing to such remedy an equal share of the payment due and owing, or, as otherwise agreed, to cover the default.
                  30.4.2 The defaulting Interconnection Participant shall pay promptly upon demand to each non-defaulting Interconnection Participant the total amount of money and/or the reasonable equivalent in money of non-monetary performance, if any, made by such non-defaulting Interconnection Participant to cure any default by the defaulting Interconnection Participant together with interest on such money and/or the costs of non-monetary performance at the rate of ten percent (10 %) per annum or the maximum rate of interest legally chargeable, whichever is the lesser, from the date of the expenditure of such money and/or the date of completion of such non-monetary performance by each such non-defaulting Interconnection Participant to the date of such reimbursement by the defaulting Interconnection Participant.
                  30.4.3 In the event that one or more Interconnection Participants are in default under this Agreement and the Operating Agent is not reimbursed as provided for in Section 30.4.1 herein, the Operating Agent shall, unless otherwise directed by the E&O Committee: i) discontinue any of the services provided or made available hereunder to such defaulting Interconnection Participant; ii) suspend any right granted to such Interconnected Participant pursuant to Section 15, Operating Principles, hereof; iii) refuse to resume any such discontinued service and to restore any such suspended right until such default is cured; and iv) the Operating Agent may, as directed by the E&O Committee and upon notice to the

                           Interconnection Participants, file a notice of termination with FERC. Such discontinuance of service or suspension of rights shall not relieve such Interconnection Participant of any of its duties or obligations under this Agreement.
                  30.4.4 Any default of the Operating Agent or a Four Corners Participant to perform any obligation or duty owed hereunder shall be deemed to be a default under the Operating Agreement. If such default involves an Interconnection Participant, such Interconnection Participant shall have the right to give written notice of such default to Operating Agent, to each Party, and to each member of the E&O Committee. Such notice of default given to Operating Agent by any Party pursuant to Section 30.2, Performance Default, hereof shall include a statement of the reasons, in such Party's view, that the Operating Agent or Four Corners Participant is in breach of this Agreement and such notice shall be deemed a notice given under
                           Article 28 of the Operating Agreement.

31.      ARBITRATION
         -----------
         The Parties shall make best efforts to settle all disputes arising under this Agreement in the normal course of business and without recourse to either arbitration or litigation. However, should the Parties involved in a dispute agree that the dispute be submitted to arbitration, the following shall apply.
         31.1 Any arbitration initiated under this Agreement shall be conducted before a single neutral arbitrator appointed by the Parties. If the Parties fail to agree upon a single arbitrator within ten (10) days of the referral of the dispute to arbitration, each side of the dispute shall choose one arbitrator who shall sit on a three-member arbitration panel. The arbitrators so chosen shall within twenty (20) days select a third arbitrator to chair the arbitration panel. The arbitrators selected shall be knowledgeable in electric utility matters including electric transmission and bulk power issues, WSCC planning and operating criteria and policies, and have no current or past substantial business or financial relationships with any Party to the arbitration, except prior arbitration. Any arbitration shall commence within ninety (90) days of the demand for submission to arbitration.
         31.2 The arbitrator(s) shall have the discretion to establish a discovery and hearing schedule and procedures for arbitration, provided, that the arbitrator(s) adhere, as much as possible, to the rules and practices of the American Arbitration Association. The arbitrator(s) may conduct the arbitration based solely upon the written submittal from the Party(ies) on each side of the dispute, which submittals may include a statement of position, an accounting of costs incurred in attempting to remedy an alleged default, and a proposed remedy or action. Within five (5) calendar days after the conclusion of the arbitration hearing, both sides to a dispute shall submit a final proposed arbitration award and the arbitrator(s) shall adopt in full one of the two proposed awards.
         31.3 Unless otherwise agreed, the arbitrator(s) shall render a decision within forty- five (45) days of concluding the arbitration hearing and shall notify the Parties in writing of such decision and the reasons therefor. The arbitrator(s) shall be authorized to interpret and apply the terms of this Agreement but shall have no power to modify or change any of the terms. The decision of the arbitrator(s) shall be final and binding upon the Parties, and judgment on the award may be entered in any court having jurisdiction. The decision of the arbitrator(s) may be appealed solely on the grounds that the conduct of the arbitrator(s), or the decision itself, violated the standards set forth in the Federal Arbitration Act and/or the Administrative Dispute Resolution Act.
         31.4 Each Party to the dispute shall be responsible for its own costs incurred during the arbitration process and for the following costs if applicable: i) the cost of the arbitrator chosen to sit on the three-member panel and one-half of the cost of the third arbitrator chosen; or ii) one half the cost of the single arbitrator jointly chosen by the Parties to the dispute.

32.      NONDEDICATION OF FACILITIES
         ---------------------------
         The Parties do not intend to dedicate and nothing in this Agreement shall be construed as constituting a dedication by any Party of its properties or facilities, or any part thereof, to any other Party or to the customers of any Party.

33.      APPROVALS
         ---------
         33.1     Approvals - Each Party agrees to cooperate to obtain any state
                  ---------
                  or federal approvals necessary for the full participation of any Party in the rights and obligations of this Agreement. Each Party hereto covenants that it shall support the terms and conditions of this Agreement in any hearings before FERC or any other competent body to whose jurisdiction this Agreement may be subject.
         33.2     Fees - As soon as practicable after filing this Agreement with
                  ----
                  FERC, and from time to time thereafter, if required, Operating Agent shall submit a written invoice to each Interconnection Participant for its pro-rata share, determined in accordance with Exhibit 6,

                  % - Responsibility For Costs, attached hereto, for all costs, including but not limited to all filing fees and regulatory charges and, attorney and other fees or other costs incurred by the Operating Agent as a result of this Agreement. Each Interconnection Participant shall pay or cause to be paid such amount to Operating Agent within sixty (60) days after its receipt of such invoice.
         33.3     Regulatory Filings
                  ------------------
                  33.3.1 Nothing contained in this Agreement shall be construed as affecting in any way the right of a Party to unilaterally make application to FERC for a change in rates, charges, terms, conditions, classification of service, or any rule, regulation or agreement related thereto, under Section 205 of the Federal Power Act or any successor statute and pursuant to FERC rules and regulations promulgated thereunder.
                  33.3.2 Nothing contained in this Agreement shall be construed as affecting in any way the ability of any Party receiving service hereunder to exercise its rights under the Federal Power Act or any successor statute and pursuant to FERC rules and regulations promulgated thereunder.

34.      GOVERNING LAW AND VENUE
         -----------------------
         This Agreement shall be interpreted in accordance with the substantive laws of the State of New Mexico and procedural laws of the State of New Mexico or the United States, whichever is applicable. Any action at law or judicial proceeding instituted by any Party relating to this Agreement shall be instituted only in the state or federal courts of the State of New Mexico, unless otherwise agreed to by all of the Parties involved in such action.

35.      NOTICES
         -------
         35.1     Recipients - Except as set forth in Section 35.2, any legal
                  ----------
                  notice or communication required by this Agreement shall be in writing, and shall be served, given, made, or delivered in person or sent by facsimile, overnight courier, registered or certified mail, postage prepaid or e-mail notification with either e-mail or telephonic confirmation, to the persons specified below:

                  Arizona Public Service Company
                  Attn: Secretary
                  Mail Station 9046
                  P. O. Box 53999
                  Phoenix, Arizona 85072-3999

                  El Paso Electric Company
                  Attn: Secretary
                  P.O. Box 982
                  El Paso, Texas  79960-0982

                  Public Service Company of Colorado
                  Attn: Manager Transmission Operations West
                  P.O. Box 1078
                  Golden, CO 80402-1078

                  Public Service Company of New Mexico
                  Attn:  Secretary
                  Alvarado Square
                  Albuquerque, New Mexico  87158

                  Salt River Project Agricultural Improvement
                    and Power District
                  Attn:  Secretary
                  P.O. Box 52025
                  Phoenix, Arizona  85072-2025

                  Southern California Edison Company
                  Attn:  Secretary
                  P.O. Box 800
                  Rosemead, California  91770

                  Tri-State Generation and Transmission Association, Inc.
                  Attn: Executive Vice President and General Manager
                  P.O. Box 33695
                  Denver, Colorado  80233

                  Tucson Electric Power Company
                  Attn:  Secretary
                  P.O. Box 711
                  Tucson, Arizona  85702

                  The United States of America
                  Western Area Power Administration
                  Colorado River Storage Project Management Center
                  Attn: CRSP Manager
                  P.O. Box 11606
                  Salt Lake City, Utah  84147

         35.2     Routine Communication - Communications of a routine nature
                  ---------------------
                  involving requests for funds and related matters shall be given in a manner consistent with the arrangements as established by the E&O Committee.
         35.3     Change of Designation - Any Party may, at any time, by written
                  ---------------------
                  notice to all other Parties, designate different or additional persons or different addresses for the giving of notices hereunder.

36.      GENERAL PROVISIONS
         ------------------
         36.1     Severability - In the event that any term, covenant or
                  ------------
                  condition of this Agreement, or the application of any such term, covenant or condition, shall be held invalid as to any person or circumstance by any court, agency, or entity having jurisdiction in the premises, the Parties agree that the same shall not affect the validity of this Agreement as a whole, or any part of the Agreement other than the term, covenant, or condition held invalid, and the Parties agree to substitute for the invalid term, covenant, or condition a valid term, covenant, or condition which most closely approximates the economic effect and intent of the invalid term, covenant, or condition.
         36.2     Third Party Rights - Except as otherwise specifically provided
                  ------------------
                  in this Agreement, the Parties do not intend to create rights in or to grant remedies to any third party as a beneficiary of this Agreement or of any duty, covenant, obligation or undertaking established herein.
         36.3     Waiver - No delay in exercising any right or remedy shall
                  ------
                  constitute a waiver unless such right or remedy is waived in writing signed by the waiving Party. Any waiver at any time by any Party of its rights with respect to a default or any other matter arising in connection with this Agreement shall not be construed or deemed a waiver with respect to any other right or remedy or any subsequent default or matter whether of a similar or different nature.
         36.4     Survival of Obligations and Liabilities - The termination of
                  ---------------------------------------
                  this Agreement shall not relieve any Party of its obligations, duties, requirements, or rights under this Agreement incurred, or vested prior to termination of this Agreement or which, pursuant to the terms hereof, must be fulfilled after the date of termination of this Agreement.
         36.5     Amendments and Revisions to Exhibits - This Agreement shall
                  ------------------------------------
                  only be modified by an amendment signed by all Parties. The exhibits may be revised by the Operating Agent as provided in this Agreement; subject, however, to the approval of the E&O Committee and Interconnection Participants, which approval shall not be unreasonably withheld.
         36.6     Environmental Compliance - Facilities installed under this
                  ------------------------
                  Agreement by Operating Agent shall be constructed, operated, maintained, replaced, and removed subject to compliance with applicable laws, executive orders, and regulations including without limitation, the National Environmental Policy Act of 1969, as amended, 36 CFR 800, and the Archeological Resources Protection Act of 1979.
         36.7     Contingent Upon Appropriations - Where activities provided for
                  ------------------------------
                  in this Agreement extend beyond the current fiscal year, continued expenditures by Western are contingent upon

                  Congress making the necessary appropriations required for the continued performance of Western's obligations under this Agreement. In case such appropriation is not made, the other Parties hereby release Western from its contractual monetary obligations and from all liability due to the failure of Congress to make such appropriation; provided, that PSCO and Tri-State shall assume the obligations and responsibilities of Western under this Agreement and will be entitled to Western's beneficial interests under this Agreement to the extent and for as long as Western does not receive such appropriations, provided further that PSCO and Tri-State agree to permit Western the continued use of the Interconnected Facilities to meet Western's contractual obligations at the Enlarged Switchyard subject to an appropriate facility use charge.
         36.8     Equal Opportunity Employment Practices - Except as provided in
                  --------------------------------------
                  Title 42 U.S.C. [sec].2000e-2(i) and in keeping with any obligation undertaken by any of the non-Federal Participant who may be acting as the Operating Agent, or their assigns, pursuant to the terms of said Title 42 U.S.C. [sec].2000e-2(i) to give preference for employment to qualified Indians for work on or near an Indian Reservation, during the performance of this Agreement, the Operating Agent agrees to abide by
                  Section 202 of Executive Order No. 11246, 43 Fed. Reg. 46501
                  (1978), which is incorporated into this Agreement by this reference, which provides, among other things that Operating Agent will not discriminate against any employee or applicant for employment because of race, color, religion, sex, national origin, age, or disability.
         36.9     Use of Convict Labor - Operating Agent agrees not to employ
                  --------------------
                  any person undergoing sentence of imprisonment in performing the contract except as provided by 18 U.S.C. 4082(c)(2) and Executive Order 11755, December 29, 1973.

37.      EXECUTION
         ---------
         37.1     Execution by Counterparts - This Agreement may be executed in
                  -------------------------
                  any number of counterparts, and upon execution of this Agreement by all Parties, the executed counterparts together shall have the same force and effect as an original instrument and as if all Parties had signed the same instrument. Any signature page of this Agreement may be detached from any counterpart hereof without impairing the legal effect of any signature thereon, and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.
         37.2     Execution and Delivery - As soon as practical after all of the
                  ----------------------
                  Parties have reached agreement as to the terms and conditions of this Agreement, Operating Agent shall distribute a copy of this Agreement with a full set of signature pages to each Party. Within a reasonable period of time after receipt, each Party shall execute each of its signature pages and promptly return same to Operating Agent. Immediately upon receipt of all signature pages from all the other Parties, Operating Agent shall: i) execute its signature pages and fill in the effective date in Section 5.1, Effective Date, hereof, with the date on which Operating Agent executes such signature pages, and ii) send to each Party a) by telecopy, a complete set of signature pages, b) by express mail, a copy of the Agreement, including a full set of original signature pages, and iii) file this Agreement with FERC pursuant to Section 5.1. Immediately upon receipt of a copy of the executed Agreement, Tri-State shall, at its own expense, submit this Agreement for RUS approval.

38.      SIGNATURE CLAUSE
         ----------------
         The signatories hereto represent that they have been appropriately authorized to enter into this Agreement on behalf of the Party for whom they sign.

                                ARIZONA PUBLIC SERVICE COMPANY

                                SIGNATURE _______________________________

                                NAME ____________________________________

                                TITLE ___________________________________

                                DATE SIGNED _____________________________
                                                       "APS"

                                EL PASO ELECTRIC COMPANY

                                SIGNATURE _______________________________

                                NAME ____________________________________

                                TITLE ___________________________________

                                DATE SIGNED _____________________________
                                                       "EPE"

                                PUBLIC SERVICE COMPANY OF COLORADO

                                SIGNATURE _______________________________

                                NAME ____________________________________

                                TITLE ___________________________________

                                DATE SIGNED _____________________________
                                                      "PSCO"

                                PUBLIC SERVICE COMPANY OF NEW MEXICO

                                SIGNATURE _______________________________

                                NAME ____________________________________

                                TITLE ___________________________________

                                DATE SIGNED _____________________________
                                                       "PNM"

                                SALT RIVER PROJECT AGRICULTURAL
                                IMPROVEMENT AND POWER DISTRICT

                                SIGNATURE _______________________________

                                NAME ____________________________________

                                TITLE ___________________________________

                                DATE SIGNED _____________________________
                                                       "SRP"

                                SOUTHERN CALIFORNIA EDISON COMPANY

                                SIGNATURE _______________________________

                                NAME ____________________________________

                                TITLE ___________________________________

                                DATE SIGNED _____________________________
                                                       "SCE"

                                TRI-STATE GENERATION AND
                                TRANSMISSION ASSOCIATION, INC.

                                SIGNATURE _______________________________

                                NAME ____________________________________

                                TITLE ___________________________________

                                DATE SIGNED _____________________________
                                                    "TRI-STATE"

                                TUCSON ELECTRIC POWER COMPANY

                                SIGNATURE _______________________________

                                NAME ____________________________________

                                TITLE ___________________________________

                                DATE SIGNED _____________________________
                                                       "TEP"

                                THE UNITED STATES OF AMERICA
                                WESTERN AREA POWER ADMINISTRATION

                                SIGNATURE _______________________________

                                NAME ____________________________________
                                     CRSP Manager
                                     CRSP Management Center

                                DATE SIGNED _____________________________
                                                     "WESTERN"

                                   APPENDIX A

                          FERC ORDER AND RUS APPROVAL

                                      FOR

                        SHIPROCK - FOUR CORNERS PROJECT
                               345-KV SWITCHYARD
                           INTERCONNECTION AGREEMENT

                                   EXHIBIT 1

                                                          APS Contract No. 51999

                          ENLARGED SWITCHYARD DIAGRAM

                         Shiprock-Four Corners Project
                                345kV Switchyard
                           Interconnection Agreement

PacifiCorp / Pinto

                                           230/345kV         230/345kV                        345/500kV
                                          Transformer       Transformer     Unit 4           Transformer

                                                POS 1              POS 3             POS 5           POS 7




                                                                                                      Enlarged
                                                                                                     Switchyard



                       Breaker No. 2036


                           Interconnection
                              Facilities
                          (Ownership - APS
                               100%)


                                                                                                       345kV
                                                                                                     Switchyard




                                                POS 2              POS 4             POS 6           POS 8

                                            APS / Cholla        APS / Cholla    PNM / West Mesa  PNM / San Juan

                   Switchyard Addition                                                         Ownership
                                                                                               ---------
Western / Shiprock     Ownership -        - Existing Breakers                   APS        40.23%      PNM       22.62%
                        APS 100%                                                SCE        12.00%      SRP       10.00%
                                                                                EPE        10.50%      TEP        4.65%

                                      E1-1

                                    EXHIBIT 2

                           INTERCONNECTION FACILITIES
                           --------------------------

The Interconnection Facilities shall be comprised of the items described below:

1.     Dead end structures, poles, and associated equipment.

2. One (1) new 345-kV circuit breaker, one-half (1/2) of existing breaker 2036, two (2) 345-kV disconnect switches, one (1) set of three (3) current transformers, and one (1) set of three (3) metering quality phase coupling voltage transformers.

3.     Insulators, bus jumpers, conductors, and associated hardware.

4. Protective equipment, metering, and control, monitoring and communication equipment.

5. Site preparation which consists of foundations, trenches, conduit and grounding.

6. 345-kV conductors from their points of attachment on Western's dead end structure to the take-off structure in the 345-kV Switchyard.

7. Any Capital Improvements as may be added to the foregoing from time to time.

                                      E2-1

                                  EXHIBIT 3

                           COMMON FACILITIES COSTS
                           -----------------------

                                             ORIGINAL SWITCHYARD                         SWITCHYARD ADDITION
                                           COMMON FACILITIES PAID                     COMMON FACILITIES PAID
                                               FOR AND OWNED BY                           FOR AND OWNED BY
                                           FOUR CORNERS PARTICIPANTS                   ARIZONA PUBLIC SERVICE
                                               INSTALLED - 1995                           INSTALLED - 1995
                                           -------------------------                  ------------------------

COLUMN                                              (1)                                          (2)

COMMON FACILITIES
-----------------

LAND                                             LEASED                                      LEASED
YARD LIGHTING                                    $     9,869                                 $   14,900
SITE & YARD WORK                                 $    46,683                                 $  100,765
FENCES & GATES                                   $     6,802                                 $    5,863
CONTROL HOUSE                                    $    58,147                                 $        0
MAIN TRANSF & STRUCTURE                          $   786,565                                 $        0
BUS CONDUCTOR                                    $    89,441                                 $   25,749
DISCONNECT SWITCHES                              $   335,399                                 $        0
BATTERY                                          $    95,829                                 $        0
CONTROL & RELAYS                                 $   441,173                                 $        0
CONNECTION & SUPPORT                             $   548,131                                 $  157,805
CARRIER CURRENT & PW PROTECT                     $   365,409                                 $        0
COMMUNICATION EQUIPMENT                          $   425,270                                 $  143,178

                                                                                                            TOTAL

DIRECT COST (A)                                  $ 3,208,718                                 $  448,260     $ 3,656,978 (3)

NOTES:
------

1. Direct costs for column (1) facilities are actual and taken from APS' final cost report dated July 1994, plus subsequent project work orders.

2. Direct costs for column (2) facilities are actual and taken from APS' final cost project work orders from the years 1981 through 1994.

3.  Does not include AFUDC

                                      E3-1

                                    EXHIBIT 4

                      ALLOCATION OF COMMON FACILITIES COSTS
                      -------------------------------------

            ALLOCATION OF ENLARGED SWITCHYARD COMMON FACILITIES COSTS

--------------------------------------------------------------------------------------------------------------------------
Entity:                                 APS          SCE          EPE           PNM          SRP          TEP
--------------------------------------------------------------------------------------------------------------------------
1.  Original 345-kV Switchyard
    --------------------------

Responsibility for Costs - %              40.23 %      12.00 %      10.50 %     22.62 %     10.00 %        4.65 %    (1)

Direct Cost = (1) x (A1, Exhibit 3)     $1,290,867   $ 385,046    $336,915   $ 725,812    $ 320,872     $ 149,205    (2)

AFUDC $           (2) x 0.02 =          $  25,817    $   7,701    $  6,738   $  14,516    $   6,417     $   2,984    (3)

                  Subtotals             $1,316,684   $ 392,747    $ 343,653  $ 740,328    $ 327,289     $ 152,189    (4)

2.  Switchyard Addition
    -------------------

Responsibility for Costs - %                 100 %         0 %          0 %        0 %          0 %           0 %    (5)

Direct Cost = (5) x (A2, Exhibit 3)     $ 448,260    $     0      $     0    $     0      $     0       $     0      (6)

AFUDC $           (6) x 0.0163 =        $   7,307    $     0      $     0    $     0      $     0       $     0      (7)

                  Subtotals             $ 455,567    $     0      $     0    $     0      $     0       $     0

                                                                                                                     Total (8)
Total Cost of
Common Facilities
= (2) + (3) + ( 6) + ( 7)               $1,772,251   $ 392,747    $ 343,653  $ 740,328    $ 327,289     $ 152,189   $3,728,457

Notes
-----

(1) - from Section 7.2, Co-tenancy Agreement

(3) - AFUDC Estimated at 2 %

(7) - 1.63 % AFUDC Based on APS' Records

(8) - Total Common Facilities Costs to be allocated to the Interconnection Participants (See Exhibit 5)

                                      E4-1

                                    EXHIBIT 5

                    CALCULATION OF COMMON FACILITIES USE FEE
                    ----------------------------------------

1.   Total Common Facility Costs                                $ 3,728,457

2.   Common Facilities
     Cost Allocated
     to Interconnection   (1) X (CRR)                           $   372,846

----------------------------------------------------------------------------------------------------------------------
Interconnection Participant                           Western                   PSCO                  Tri-State
----------------------------------------------------------------------------------------------------------------------
3.   Responsibility                                      50 %                     25 %                    25 %

4.   Capital Charge
             (2) X (3)                                $ 186,423                $  93,211               $  93,211

5.   Gross Receipts Tax
              @ 5.75% of (4)                          $  10,719                $   5,360               $   5,360

6.   One Time Charges
             (4) + (5)                                $ 197,142                $  98,571               $  98,571
                                                      ---------                ---------               ---------

                                                     Total (SIGMA) (6) =       $ 394,284

NOTES:

        CRR = 10 % (See Exhibit 7)

        (1) = Total Cost from Exhibit 4

        (5) = Gross Receipts Tax may change from time to time

                                      E5-1

                                    EXHIBIT 6

                           %-RESPONSIBILITY FOR COSTS
                           --------------------------

Each Interconnection Participant's percent responsibility for costs and expenses that are allocable, reasonable and allowable and allocated to it under this Agreement shall be as follows: Western 50%, PSCO 25%, and Tri-State 25%.

Notes
-----
The following definitions are applicable to the costs as described above.
1.      Allowable:
        ---------
        A cost is allowable if it is determined to be reasonable, allocable, or allowable under this Agreement and the FERC Accounts and is pursuant to Standard Accounting Principles.

2.      Reasonable:
        ----------
        A cost is reasonable if, in its nature and amount, it does not exceed that which would be incurred by a prudent person in the conduct of business.

3.      Allocable:
        ----------
        A cost is allocable if it is assignable or chargeable to one or more costs objectives on the basis of relative benefits received or other equitable relationship. A cost is allocable if it is incurred specifically by the Operating Agent for the purpose of performing Operating Work under this Agreement. A cost may also be allocable if it benefits both the Agreement and other work, and can be distributed to them in reasonable proportion to the benefits received by them. A cost is also allocable if it is necessary to the overall operation of the Four Corners Switchyard as it relates to the Common Facilities or the Interconnection Facilities.

                                      E6-1

                                    EXHIBIT 7

                         COST RESPONSIBILITY RATIO (CRR)
                         -------------------------------

The 1997 plan for the Enlarged Switchyard, as shown on Exhibit 1, provides for ten (10) Functions: six (6) transmission lines, three (3) power transformer banks, and one (1) power generating unit. A total of nine (9) Functions currently exist in the Enlarged Switchyard and one (1) Function will be installed hereunder for the use of the Interconnection Participants. The initial computation of the Interconnection Participants' Cost Responsibility Ratio under the aforementioned plan is as follows:

                                                  Y
               Cost Responsibility Ratio =   -----------
                                              X + Y + Z

      X =     Number of Functions for the Four Corners Participants
      Y =     Number of Functions for Interconnection Participants
      Z =     Number of Functions for Third Parties. (Presently, there are no
              Functions for third parties.)

    Then: Cost Responsibility Ratio = 1/(9+1+0) = 1/10 = 10.0%

                                      E7-1

                                  EXHIBIT 8

                            METHOD OF DETERMINING
                   INSURANCE EXPENSES FOR COMMON FACILITIES
                   ----------------------------------------

 1)     Total Plant - APS' Share                   $ 148,552,413                     From 1999 FERC Form No. 1, Pg. 403,   Line 16

 2)     Land and Plant Right - APS' Share          $      18,099                     From 1999 FERC Form No. 1. Pg.403,    Line 13

 3)     Plant (Less Land and Land Rights)
        APS' Share = (1) - (2)                     $ 148,534,314

 4)     APS' Share =                                    15 %                         From Section 6.2.1, Co-tenancy Agreement

 5)     Plant (Less Land and Land Rights) - Estimated
        Participants' Share = (3) [divide] (4)            $ 990,228,760              (Estimated Value)  15% used in (4) does not
                                                                                     apply to common facilities, switchyard
                                                                                     facilities, etc.

 6)     Annual Insurance Expenses - Participants
        All-risk Property                                    $        209,037
        Boiler and Machinery                                 $        138,409
        Liability                                            $         73,721
        Broker/Loss Fees                                     $         43,583
                                                                      -------
           Total                                             $        467,750        1999 Expenses

 7)     Insurance Expenses/plant Cost - %
        = (6) [divide] (5)                                             0.047 %

 8)     Enlarged Switchyard Common Facilities                $       3,728,457       Total Cost from Exhibit 4

 9)     Enlarged Switchyard Common Facilities
        Insurance Expenses = (8) X (7)                       $           1,752

 10)    Interconnection Participants' Share                             10.0 %       CRR from Exhibit 7

 11)    Interconnection Participants' CRR Share
        Common Facilities Insurance Expenses = (10) X (9)    $             175

 12)    Interconnection Facilities Estimated Cost            $       1,096,038       From Exhibit 9

 13)    Interconnection Participants' CRR                              100.0 %

 14)    Interconnection Participants'
        Interconnection Facilities
        Insurance Expenses = (12) X (13) X (7)               $           515

 15)    Interconnection Participants' Total
        Annual Insurance Expenses = (11)+ (14)               $            690

                                      E8-1

                                  EXHIBIT 9

                 INTERCONNECTION FACILITIES CONSTRUCTION BUDGET
                 ----------------------------------------------

                    Cost Type                                                           Amount
                    ---------                                                           ------

 1.  Engineering and Design and Project Management                                    $   142,150

 2.  Construction                                                                         252,888

 3.  Material                                                                             561,000

 4.  Site Preparation (Foundation, Grounding, Trench, and Conduit)                         90,000

 5.  Protective Relays                                                                     50,000
                                                                                      -----------
           Total                                                                      $ 1,096,038

                                      E9-1

                                   EXHIBIT 10

                      DETERMINATION OF ITCC COMPOSITE RATE
                      ------------------------------------

                               ITCC COMPOSITE RATE
                                COMMON FACILITIES
                                -----------------

Company                  Ownership (%)             ITCC (%)               Composite (%)
-------                  -------------             --------             ----------------
                             (1)                      (2)                (3) = (1) x (2)

 APS                         40.23                    31                       12.47
 EPE                         10.50                    35                       3.68
 PNM                         22.62                    33                       7.46
 SCE                         12.0                     34                       4.08
 SRP                         10.0                     0                           0
 TEP                         4.65                     40                       1.86

                        Composite Rate (%) = (SIGMA) (3) =                29.55

                               ITCC COMPOSITE RATE
                           INTERCONNECTION FACILITIES
                           --------------------------

Company             Ownership (%)            ITCC (%)            Composite (%)
-------             -------------            --------            -------------

 APS                     100                    31                    31

                                      E10-1

                                                                     Exhibit 11
                                                                    Page 1 of 2

                                   EXHIBIT 11

                               CONSTRUCTION COSTS
                               ------------------

Construction Costs shall consist of all payments made and all costs, expenses, or obligations incurred for or in connection with Construction Work. Such costs shall include, but not be limited to the following:

1. All of the Operating Agent's internal costs of labor, services and studies performed as a part of Construction Work.
2. Payroll and other expenses of Operating Agent's employees performing Construction Work, including without limitation properly allocated labor loading charges, such as department overhead, time-off allowance, payroll taxes, worker's compensation insurance, retirement and death benefits and other employee benefits; provided, however, that the Operating Agent, acting in good faith, may allocate to the Construction Costs a reasonable percentage of the payroll and other expenses of any employee who, in accordance with the Operating Agent's standard operating procedures, does not keep time sheets.
3. All costs for components of Construction Work, including without limitation overhead costs associated with Construction Work (including properly allocated department overheads), as set forth in the Electric Plant Instructions of the FERC System of Accounts.
4. All costs, including those of outside consultants and attorneys incurred by the Operating Agent or the Four Corners Participants with respect to the preparation of agreements relating to the Interconnection Facilities or Construction Work, excluding this Agreement.
5. All costs of Apparatus, including rental charges, and construction power for Construction Work.
6. All costs of insurance, including any amounts deductible from insured claims.
7. All Federal, state or local taxes of any character imposed upon the Interconnection Facilities, Construction Work or upon contributions made by the Interconnection Participants toward the Construction Costs
      (i.e., ITCC).
8. All costs of relocating existing facilities including without limitation demolition and reconstruction, acquisition or lands and permits, and any upgrades or modifications required by law or otherwise caused by Construction Work.

                                      E11-1

                                                                     Exhibit 11
                                                                    Page 2 of 2

9. All costs of enforcing or attempting to enforce the provisions of insurance policies, payment and performance bonds, contracts executed by the Operating Agent for Construction Work, and warranties obtained by the Operating Agent and which are extended to the facilities to be provided hereunder.
10.   Any other costs listed or described in Exhibit 9 hereto.
11. An allowance for the Operating Agent's administrative and general expenses, to cover the costs of services rendered by it in the performance of Construction Work.

                                      E11-2

                                   EXHIBIT 12

                              CONSTRUCTION SCHEDULE
                              ---------------------

             ACTIVITY                                                          DATE
             --------                                                          ----
1.     Engineering Start                                                 2nd Week January 2001
2.     One-line Diagram Complete                                         1st Week February 2001
3.     Order Circuit Breakers and Switches                               3rd Week August 2002
4.     Receive Relay Information from Western                            1st Week September 2002
5.     Order Steel                                                       3rd Week September 2002
6.     Order Conductor                                                   1st Week November 2002
7.     Control Engineering Complete                                      3rd Week November 2002
8.     Order CCVT and CT's                                               4th Week November 2002
9.     Control Design Start                                              1st Week December 2002
10.    Order Control Cable                                               2nd Week December 2002
11.    Order Trenching                                                   3rd Week December 2002
12.    Receive Relays from Western                                       1st Week January 2003
13.    Order Hardware                                                    1st Week January 2003
14.    Shop Panel Wiring Start                                           4th Week January 2003
15.    Control Design Complete                                           1st Week February 2003
16.    Site Preparation Design Complete                                  3rd Week February 2003
17.    Site Preparation Start                                            4th Week February 2003
18.    Electrical Equipment Design Complete                              4th Week March 2003
19.    Site Preparation Complete                                         4th Week March 2003
20.    Control - Field Work Start                                        1st Week April 2003
21.    Construction Start                                                1st Week April 2003
22.    Construction Complete                                             3rd Week June 2003
23.    In Service                                                        4th Week June 2003

                                     E12-1